UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1101 Stewart Avenue, Suite 207, Garden City, NY 11530

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

516-542-3000

Date of fiscal year end:

8/31

Date of reporting period: 8/31/08

Item 1.  Reports to Stockholders.

CLASS I SHARES

ANNUAL REPORT AS OF AUGUST 31, 2008

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS

AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter

Investment Review

Schedules of Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financials

Financial Highlights

Report of Independent Registered Public Accounting Firm

Supplemental Information

Privacy Notice

Back Cover

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia

Trustee, Chairman, President & CEO

Patrick H. McCollough

Trustee

Udo W. Koopmann

Trustee

Floyd E. Seal

Trustee

Stephen H. Hamrick

Trustee

William B. Blundin

Trustee

Stephen Ventimiglia

Vice President & Secretary

Jonathan W. Ventimiglia

Vice President & Assistant Secretary

Mark S. Marrone

Treasurer & Chief Financial Officer

Michael J. Wagner

Chief Compliance Officer

RoseAnne Casaburri

Assistant Secretary

Kevin E. Wolf

Assistant Treasurer

Investment Manager

Distributor

Saratoga Capital Management, LLC

Northern Lights Distributors, LLC

1101 Stewart Avenue, Suite 207

4020 South 147th Street

Garden City, New York 11530-4808

Omaha, Nebraska 68137

Transfer & Shareholder Servicing Agent

Custodian

Gemini Fund Services, LLC

The Bank of New York

4020 South 147th Street, Suite 2

1 Wall Street, 25th Floor

Omaha, Nebraska 68137

New York, New York 10286

Administrator & Fund Accounting Agent

Custody Administrator

Gemini Fund Services, LLC

Gemini Fund Services, LLC

450 Wireless Boulevard

450 Wireless Boulevard

Hauppauge, New York 11788

Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2008

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”).  This report covers the twelve months from September 1, 2007 through August 31, 2008.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy.  The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms.  Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

WARREN BUFFETT’S PERSPECTIVE

In the October 17, 2008 edition of The New York Times, Warren Buffett, the chief executive of Berkshire Hathaway, shared some of his thoughts as follows in part:

“Buy American. I Am. The financial world is a mess, both in the United States and abroad. Its problems, moreover, have been leaking into the general economy, and the leaks are now turning into a gusher. In the near term, unemployment will rise, business activity will falter and headlines will continue to be scary. So… I’ve been buying American stocks. This is my personal account I’m talking about, in which I previously owned nothing but United States government bonds. […] If prices keep looking attractive, my [non-Berkshire Hathaway] net worth will soon be 100 percent in United States equities. Why? A simple rule dictates my buying: Be fearful when others are greedy, and be greedy when others are fearful. And most certainly, fear is now widespread, gripping even seasoned investors. […]

Let me be clear on one point: I can’t predict the short-term movements of the stock market. I haven’t the faintest idea as to whether stocks will be higher or lower a month - or a year - from now. What is likely, however, is that the market will move higher, perhaps substantially so, well before either sentiment or the economy turns up. So if you wait for the robins, spring will be over. A little history here: During the Depression, the Dow hit its low, 41, on July 8, 1932. Economic conditions, though, kept deteriorating until Franklin D. Roosevelt took office in March 1933. By that time, the market had already advanced 30 percent. Or think back to the early days of World War II, when things were going badly for the United States in Europe and the Pacific. The market hit bottom in April 1942, well before Allied fortunes turned. Again, in the early 1980’s, the time to buy stocks was when inflation raged and the economy was in the tank. In short, bad news is an investor’s best friend. It lets you buy a slice of America’s future at a marked-down price.

Over the long term, the stock market news will be good. In the 20th century, the United States endured two world wars and other traumatic and expensive military conflicts; the Depression; a dozen or so recessions and financial panics; oil shocks; a flu epidemic; and the resignation of a disgraced president. Yet the Dow rose from 66 to 11,497. You might think it would have been impossible for an investor to lose money during a century marked by such an extraordinary gain. But some investors did. The hapless ones bought stocks only when they felt comfort in doing so and then proceeded to sell when the headlines made them queasy. […] Equities will almost certainly outperform cash over the next decade, probably by a substantial degree.”

ECONOMIC OVERVIEW

The United States (U.S.) economy advanced at a moderate pace of 2.8% during the second quarter of 2008, measured by the Gross Domestic Product (GDP). Housing has continued to be one of the largest negative factors affecting the U.S. economy.  During the past several months many economic sectors in the U.S. have demonstrated signs of contracting.  One economic indicator that we have developed at Saratoga is called the Economic Leading Statistics index (ELS).  The ELS index is made up of ten diverse economic factors that include interest rates, housing and industrial production, inflation and others. The ELS index’s normal range is from +50 to -50. When the ELS index falls to below +5 it usually suggests that the U.S. economy is contracting, and when it advances to greater than +5 it usually indicates that the economy could be expanding. During June of 2008, the ELS index fell to below +5.  At the June 25, 2008 Federal Reserve (Fed) Open Market Committee meeting, the Fed released the following statement in part…  “Economic growth appears to have slowed recently, partly reflecting a softening of household spending. Tight credit conditions, the ongoing housing contraction, and some slowing in export growth are likely to weigh on economic growth over the next few quarters. Over time, the substantial easing of monetary policy, combined with ongoing measures to foster market liquidity, should help to promote moderate economic growth.”  In response to the tight credit conditions at bank lending and depository institutions the Fed has injected several hundred billion dollars in the Federal Reserve banking system (FRBS).  The FRBS consists of 12 regional banks that have the responsibility to monitor the commercial and savings banks in their regions to insure that they follow Federal Reserve Board regulations, and to provide those banks with access to emergency funds from the Fed’s discount window.  The Fed added to total reserves while keeping required reserves relatively unchanged creating billions of dollars of “excess” reserves in the FRBS.  Depository institutions are required to maintain reserves in certain proportions against various types of their deposits. The Federal Open Market Committee through open market operations influences the total amount of money and credit available in the economy. The Fed attempts to provide enough reserves to encourage expansion of money (monetary base) and credit (lending) in keeping with its goals of price stability and sustainable growth in economic activity.  Therefore, these “excess” reserves in the FRBS should filter through depository institutions including commercial banks, mutual savings banks, savings and loan associations and credit unions; these reserves are immediately available for new loans to be established by banks to their clients.  However, there is no authority to mandate that these banks facilitate loans. We believe the stock market is undergoing a phase of re-pricing “fair value.”  As it tries to establish the equilibrium point of “fair value” it will probably undershoot it and at some time create an “undervalued” environment.   We believe this re-pricing could produce a very good opportunity to acquire stocks at very attractive levels.

NEW ADVISOR

I am pleased to inform you that effective August 18, 2008 M.D. Sass Investors Services, Inc. (“M.D. Sass”) is the new investment advisor of the Saratoga Advantage Trust’s Large Capitalization Value Portfolio.  Founded in 1972, M.D. Sass is a well respected investment manager advising over $13 billion dollars in assets for institutional investors, high net worth individuals and family offices.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available.  Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.  Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards by which to measure the portfolios against in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.).  In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping.  With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically.  Choose one item or all items. It’s up to you.  Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839.  For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios.  Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.  Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia

Chairman, President and

Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully.  This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully.  You can obtain a copy of the prospectus by calling (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate.  Consequently, investors may receive back less than invested.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

1093-NLD-10/24/2008

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by:

M.D. Sass Investor Services, Inc.

New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Year Ended August 31, 2008
Large Capitalization Value Portfolio (Class I)
Inception: 9/1/94 — 8/31/08*	5.68%
Ten Year: 9/1/98 — 8/31/08*	0.99%
Five Year: 9/1/03 — 8/31/08*	0.60%
One Year: 9/1/07 — 8/31/08	-31.45%

PORTFOLIO ADVISOR COMMENTARY

M.D. Sass Investors Services, Inc. started advising the Portfolio on August 18, 2008.  We believe that an important transition is underway in the form of a broadening of the U.S. credit crunch and economic slowdown to economies around the globe. The current debt deleveraging cycle and negative wealth effect of declining home prices should keep the U.S. economy relatively stagnant for a while. On a global basis, the slowdown has spread to Europe, and we expect the slowdown to spread to rapidly growing Asian economies. Excessive leveraging in recent years encouraged by easy money, has now morphed into massive debt deleveraging to rebuild balance sheets, and led to extreme volatility in nearly all asset classes.

As for the Portfolio, we are in a dual environment for U.S. stocks and the economy. The financial services sector continues to be the worst performer and accounts for most of the weakness in corporate profits. At the same time other sectors, notably energy, technology, and healthcare, remain relatively strong. The Portfolio is currently overweight in the oil services and technology sectors. Oil industry supply constraints reflect decades of underinvestment, and we believe oil service companies will be the main beneficiaries of increased spending. We believe valuations in this sector remain reasonable and do not fully reflect the duration and magnitude of the future growth in this global oil-constrained environment. We also favor technology companies which are enjoying double-digit earnings growth, are relatively unscathed by financial, housing and credit issues, and are major beneficiaries of the weak dollar and strong overseas demand. We continue to try to avoid victims of the credit crunch, housing crisis and oil shock, namely leveraged lenders in the financial sector and vulnerable consumer discretionary cyclicals.

Despite recent weakness in the U.S. stock market, we believe the overall stock market is moderately overvalued because earnings have deteriorated, and corporate bond yields have risen.  There are wide disparities in prognostications regarding the duration and depth of the next phase of this economic downturn. We believe that aggressive efforts by U.S. policymakers to ease the credit crisis and flood the market with liquidity will eventually succeed in easing the credit crisis and stimulating the economy, but the timing of its effectiveness continues to get pushed out.

*

Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

The Morningstar Large Value Average (“Large Value Average”), as of August 31, 2008, consisted of 1,531 mutual funds comprised of large market capitalization value stocks.  The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

The S&P 500/Citigroup Value Index, is a broad, unmanaged, market-capitalization weighted index which is the successor to the S&P 500/BARRA Value  Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.  The S&P 500/Citigroup Value Index does not include fees and expenses, and investors may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by:

Loomis, Sayles & Co., L.P.

Boston, Massachusetts

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2008
Large Capitalization Growth Portfolio (Class I)
Inception: 9/1/94 — 8/31/08*	5.87%
Ten Year: 9/1/98 — 8/31/08*	1.78%
Five Year: 9/1/03 — 8/31/08*	6.22%
One Year: 9/1/07 — 8/31/08	-0.17%

PORTFOLIO ADVISOR COMMENTARY

For the time period beginning September 1, 2007 and ending August 31, 2008 the Saratoga Large Capitalization Growth portfolio has outperformed its benchmark, the S&P 500 Citigroup Growth Index.  This performance was due primarily to strong stock selection in the industrials and information technology sectors and an overweight position in the materials sector.  Slightly offsetting this strong performance was stock selection in the consumer staples and energy sectors.

Top contributors during this time period were First Solar (4.40%), MasterCard (1.92%) and Monsanto (4.96%).  First Solar shares were up significantly during this time period after the company reported a string of strong quarters, including a 10-fold increase in third quarter profits.  The strong results were driven by higher sales of the photovoltaic panels, as demand for alternative energy sources is surging due largely to high oil prices and global environmental concerns.  Shares of MasterCard were also up during this time period after the company reported a significant increase in its profits.  The company benefited from international growth in transaction volume, and it provides exposure to the financials sector without credit risk. Monsanto was up significantly during this time period as corn and grain prices continued to rise.  The company manufactures genetically modified corn seeds, which help the crops resist both drought and disease.  The increased resistance of the crop helps farmers increase the yield and ultimately their profits.

The largest detractors to performance were Nvidia (0.00%), Intercontinental Exchange (0.00%) and Foster Wheeler (0.00%).  Shares of Nvidia, a computer graphics chip manufacturer, fell during this time period as sector level concern grew after some of the company's primary competitors reported disappointing earnings and cautious forecasts.  Intercontinental Exchange was down during this time period as exchanges lost more than a quarter of their value in the early part of the year, in part due to fears of more regulatory scrutiny of the derivatives exchanges.  Foster Wheeler shares were down during this time period after it reported earnings that missed estimates.  Earnings were hurt after an Italian power price tariff was repealed.

Going forward, the Portfolio continues to be positioned in companies with leadership qualities within their respective industries.  Our strategy remains focused on stock picking rather than top-down macro selections, and the Portfolio continues to be invested in companies delivering solid revenue and earnings growth.

*

Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/08.   The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

The Morningstar Large Growth Average (“Large Growth Average”), as of August 31, 2008, consisted of 1,852 mutual funds comprised of large market capitalization growth stocks.  The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average.

The S&P 500/Citigroup Growth Index, is a broad, unmanaged, market-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.  The S&P 500/Citigroup Growth Index does not include fees and expenses, and investors may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by:

Vaughn Nelson Investment Management, L.P.

Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2008
Mid Capitalization Portfolio (Class I)
Inception: 1/7/03 — 8/31/08*	12.16%
Five Year: 9/1/03 — 8/31/08*	9.62%
One Year: 9/1/07 — 8/31/08	-3.59%

PORTFOLIO ADVISOR COMMENTARY

The Portfolio declined modestly over the year ended August 31, 2008, but strongly outperformed the Russell Midcap Index which declined 8.6%.  During the year, the market was volatile as investors wrestled with a slowdown in domestic growth, deteriorating credit quality, continued declines in the housing market, a weak dollar, and rising commodity prices.  The Federal Reserve lowered interest rates further in response to the domestic economic weakness, and also introduced new tools to aid liquidity in the market and to try to calm investor fears about an impending credit crisis. In March 2008, the Federal Reserve implemented a plan to try to bail out Bear Stearns in order to avoid larger systemic risks to the credit markets, and it continues to provide liquidity to the system. Congress passed legislation to provide relief to homeowners and the government made more explicit its guarantee of Government-sponsored enterprises (GSE) debt, all directed toward stabilizing the housing and credit markets.

The market reflected these economic fundamentals with strong performance from the Energy and Materials sectors, and weak performance from the Consumer and Financial sectors.  During the year the Portfolio’s performance was largely due to strong stock selection in the Energy, Financial and Technology sectors, and an overweight in Energy that benefitted from rising commodity prices.  However, as demand destruction from rising energy prices became evident in the U.S., we began trimming the Portfolio’s energy exposure. The Consumer sector was also decreased during the year as consumer spending continues to be dampened by rising costs for food and energy and declining home prices, while opportunities developed in the Technology sector which was increased.  A relative de-emphasis of the Financial sector also aided performance for the year, as stresses in the credit markets continue.  The Portfolio’s top performers were in the Energy sector, while the weakest were in the Consumer and Financial sectors.  Volatility in the markets will likely remain high as economic weakness has spread overseas, and will probably remain high until the de-leveraging of the financial market runs its course and the housing market stabilizes.

*

Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as August 31, 2008, consisted of 510 mutual funds comprised of mid market capitalization stocks.  The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.  As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion.  The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by:

Fox Asset Management LLC

Red Bank, New Jersey

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2008
Small Capitalization Portfolio (Class I)
Inception: 9/1/94 — 8/31/08*	10.25%
Ten Year: 9/1/98 — 8/31/08*	13.05%
Five Year: 9/1/03 — 8/31/08*	10.71%
One Year: 9/1/07 — 8/31/08	-2.50%

PORTFOLIO ADVISOR COMMENTARY

Stock market performance for the period has generally been weak, with many major indices declining due largely to the fallout from the ever widening credit crisis.  Financial companies performed poorly in this environment.  The strongest results in the market came from securities associated with energy and basic materials.  As global demand for these commodities has grown, the prices have risen dramatically as have the prices of the associated stocks.   Companies tied to discretionary spending by the consumer were the weakest performers in the last 12 months, as many family budgets were tightened to accommodate the higher energy prices.

The favorable relative investment results in the Portfolio this past fiscal year were largely the result of positive stock selection in a variety of sectors.  Our top performing holdings included companies that produced coal, manufactured braking systems for rail cars, a drug store chain, two consumer products companies, a natural gas producer, and a warehouse retailer.  Our poorest performers were much less sector diversified, as eight of our bottom ten stocks came from the financials sector.   The outperformance of the Portfolio was mostly driven by positive stock selection (75%) with the rest a result of favorable sector allocation (25%).

Our outlook for the market during this challenging time is one of cautious optimism.  A pessimistic tone dominates the news today.  However, we feel expectations have gotten too low, and many prices along with them. Financials and consumer discretionary stocks are two areas that we feel are rife with good opportunities, and we are adding to holdings in these areas. As always, we remain steadfast in our commitment to finding well managed companies with strong balance sheets and cash flow, selling at discount valuations.

*

Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

The Morningstar Small Blend Average (“Small Blend Average”), as of August 31, 2008, consisted of 686 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average.

The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index.  The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization.  The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market.  The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends.  Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by:

Oppenheimer Capital LLC

New York, New York

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2008
International Equity Portfolio (Class I)
Inception: 9/1/94 — 8/31/08*	2.72%
Ten Year: 9/1/98 — 8/31/08*	2.56%
Five Year: 9/1/03 — 8/31/08*	11.43%
One Year: 9/1/07 — 8/31/08	-16.16%

PORTFOLIO ADVISOR COMMENTARY

The Saratoga International Equity Portfolio performed in line with its benchmark for the 12 months ended August 31, 2008.  A significant underweight in the Financials sector, and stock selection as well as an overweight in Energy contributed positively to returns.  Stock selection in Industrials detracted from performance. On a regional basis, our allocation to Emerging Markets and our underweight positions in the UK and Japan helped performance, while stock selection in Europe ex-UK and Japan detracted. Investor concerns about credit-market conditions, surging oil prices, inflation and slowing economic growth worldwide dragged international markets and the MSCI EAFE Index down.  All regions had negative returns and Utilities was the sole sector in the index with a positive return during this period.  Financials, Consumer Discretionary, IT and Industrials underperformed the overall EAFE Index, while Utilities, Energy, Healthcare, Materials, Staples and Telcos outperformed.

In Industrials, both Swedish cutting-tools manufacturer Sandvik (2.37%) and Japanese trading company, Mitsui (2.50%), detracted from the Portfolio’s performance. In Energy, the Portfolio’s positions in Brazilian integrated oil and gas producer Petrobras (0.00%) and in Italian seamless steel tube manufacturer Tenaris (0.00%), contributed positively to returns.  The Portfolio’s overweight in Energy increased during this time, which also contributed to performance. The Portfolio’s overweight in Staples and underweights in Consumer Discretionary and Financials also increased during this period.  In addition, Materials went from a modest underweight to a small overweight.

Finally, we expect continued global economic slowdown, with the threat of inflation abating very recently.  We are focused on companies with strong balance sheets and the ability to sustain pricing in a difficult environment with a weakening consumer.  We have maintained our significant underweight in the Financials sector as we believe de-leveraging has just begun, further capital raisings are likely in several countries, and a poor global economic backdrop will negatively affect growth prospects and credit charges.  We are watching valuations in the sector to reduce our underweight opportunistically.

*

Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/08.   The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARKS

MSCI EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted, market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. & Canada.  As of August 31, 2008, the MSCI EAFE ® Index consisted of the following 21 developed market country indices:  Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index assumes the reinvestment of dividends, does not include fees and expenses (which would lower performance) and investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by:

Oak Associates, ltd.

Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Year Ended August 31, 2008
Health & Biotechnology Portfolio (Class I)
Inception: 1/28/03 — 8/31/08*	4.90%
Five Year: 9/1/03 — 8/31/08*	4.72%
One Year: 9/1/07 — 8/31/08	-2.38%

PORTFOLIO ADVISOR COMMENTARY

A year ago in our annual commentary we wrote, “If the U.S. economy moves into recession, health care companies may draw increased investor interest due to their potential stability.”  While we don’t know yet whether the domestic economy has technically moved into recession, there is no doubt there has been an economic slowdown.  And indeed, healthcare stocks, and the Portfolio, outperformed the general market for the past year.  These are turbulent times in the financial markets; if this turbulence persists, the healthcare sector should continue to fare well on a relative basis.

Also in last year’s commentary, we noted the poor performance of Amgen (7.33%), due to safety issues with its anti-anemia franchise.  Recognizing that these issues would eventually subside, and that the company had a potential blockbuster osteoarthritis drug in the pipeline, we maintained a large position in the stock and were well rewarded, as shares rose 25%.

Another area that benefitted the Portfolio during the year ended August 31, 2008 was spinoffs.  Through our research we discovered that many spinoffs – companies that are spun off from their parent - have an excellent track record in the healthcare sector.  Thus, we made an investment in two such situations in the summer of 2007: Covidien (5.21%), a medical devices and pharmaceutical company that had come out of Tyco, and Pharmerica (4.65%), a provider of institutional pharmacy services that had been spun off by AmerisourceBergen.  We believed both companies had margin expansion opportunities, and as those opportunities played themselves out over the past year, the stocks responded well, each climbing over 30%.

The managed care segment had a difficult year, with rising claims, slower enrollment due to the slowing economy, and legislation fears.  UnitedHealth (3.55%), one of the leaders in the industry and a Portfolio holding, fell 39%.

The upcoming elections could result in volatility within the healthcare sector, as the market speculates about potential legislative changes.  As always, we will make measured decisions based on the information available at the time, the prevailing stock prices, and alternative opportunities in the sector.

*

Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/08.   The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distributions and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries.  Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by:

Columbus Circle Investors

Stamford, Connecticut

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2008
Technology & Communications Portfolio (Class I)
Inception: 1/7/03 — 8/31/08*	9.06%
Five Year: 9/1/03 — 8/31/08*	6.29%
One Year: 9/1/07 — 8/31/08	-8.64%

PORTFOLIO ADVISOR COMMENTARY

After continuing to rebound from the March lows, Technology stocks gave up most of their gains in the back half of the second quarter of 2008.  The positive effects of first quarter earnings that were not as bad as feared, as well as the hope that the worst of the credit and housing crisis was behind us, quickly dissipated as the financial crisis worsened.  Energy and food costs continued to soar, while consumer confidence, housing data, and the aggregate balance sheet condition of financial institutions worsened.  Meanwhile, the Federal Reserve was on the sidelines as it attempted to balance its dual objective of economic growth and price stability.  Weaker economic growth is a risk to 2008 and 2009 technology budgets.  While many budgets have seen only modest cuts, a sustained downturn could ultimately impact technology budgets.  Pockets of strength remain in carrier spending due to bandwidth constraints from video over the internet, smartphones and security spending.

Contributing to performance for the year were First Solar (0.91%), a low cost designer and manufacturer of thin-film solar modules rose 206%. The company significantly exceeded expectations on higher throughput per production line and better than expected cell efficiency gains.  In addition, Qualcomm (4.93%) rose 32%.  The leading wireless intellectual property company for 3G (3rd Generation) networks and phones, benefited from the shift to smartphones.  Smartphones, such as the iPhone, carry higher average selling prices and thus produce higher royalties for Qualcomm.

Detracting from performance for the year were Synchronoss (0.00%), a software provider enabling internet orders and subscription activations, that lost 39%.  While the secular trend of online activations continues, Synchronoss lost the majority of their iPhone sales on the new 3G phone.  In addition, Nvidia (0.00%) fell 37%.  While the company exceeded first quarter earnings results, they saw increased competition from Advanced Micro Devices and thus experienced pricing pressure.  We exited the position because of this.

Finally, with economic growth slowing, lending standards tightening, and a weak consumer, technology stocks exposed to the weakening areas will likely see a negative impact on fundamentals.   We have thus reduced our exposure to companies selling to the consumer and the corporate enterprise.  We continue to focus on themes with dynamic secular trends and companies less exposed to the overall economy.  The emerging themes we remain focused on are Video Streaming and Downloading, Internet Advertising, Next-Generation carrier data spending (Voice over IP, 3G, Bandwidth Optimization), Alternative Energy/Energy Technology, Biotechnology and Security.  We believe that the Portfolio is poised to capitalize on these themes.

*

Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/08.   The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by:

Loomis, Sayles & Co., L.P.

Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2008
Energy & Basic Materials Portfolio (Class I)
Inception: 1/7/03 — 8/31/08*	21.44%
Five Year: 9/1/03 — 8/31/08*	22.46%
One Year: 9/1/07 — 8/31/08	10.71%

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Energy & Basic Materials Portfolio produced a positive return over the twelve month period ended August 31, 2008.  The top contributing industries included exploration & production, coal and industrial energy.  The only two negative contributing industries were refining and infrastructure. This twelve month period was a roller-coaster ride for energy and materials markets. Crude oil and natural gas prices were in an uptrend from the end of August, 2007 until mid-July, 2008 and subsequently began a fairly sharp sell-off.  Specifically, the NYMEX near month light sweet crude oil future (in round numbers) went from $74 a barrel on August 31, 2007 to $145 a barrel in mid-July, 2008 back down to $115 a barrel on August 29, 2008.  The NYMEX near month natural gas future (Henry Hub) charted a similar pattern, starting at $5.47 Million British Thermal Units (MMBTU) on August 31, 2007, running up to $13.58 in early July, 2008 and settling back to $7.94 at the end of August, 2008.  We can speculate that a fair amount of the up move was caused by non-commercial interests (including pension plans and endowments) buying into the commodity trade, which included metals, gold, and agricultural commodities, believing that the boom in commodities would go on for a long time.  Reality set in and prices have fallen back.  Some of this up move was facilitated by leverage (hedge funds), which is unwinding as the commodities come back to earth.  All of this has exacerbated the swings in prices.

The major energy indices (including the Standard & Poor's (S&P) Energy Index, the S&P's Exploration & Production Index, and the Philadelphia Oil Service Index) have mostly mirrored the trends in the commodities.  There was a run-up to early-mid-July and then a drop-off.  From the starting point last August until the end of August, 2008, the indices were generally higher, though, which can't be said for the performance of stocks generally.  We believe the U.S. stock market generally is down because of concerns about the deterioration in the housing and financial markets.  That concern has gotten worse more recently.

*

Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper.  Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by:

Loomis, Sayles & Co., L.P.

Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2008
Financial Services Portfolio (Class I)
Inception: 1/7/03 — 8/31/08*	4.29%
Five Year: 9/1/03 — 8/31/08*	2.51%
One Year: 9/1/07 — 8/31/08	-21.73%

PORTFOLIO ADVISOR COMMENTARY

Among the top contributors to the Portfolio’s performance during the year ended August 31, 2008 were CB Richard Ellis (0.00%), Compass Bancshares (0.00%), and American International Group (0.00%).  CB Richard Ellis benefited during this period from a strong global commercial real estate sales and leasing environment.  The company continues to report earnings that exceed analysts’ expectations, which has helped to support the stock.  Compass Bancshares, a regional bank located in the South and West, caught the attention of investors over the last 12 months as many looked to add some exposure to regional banks.  The bank’s presence in high-growth markets as well as its track record of consistent earnings growth should continue to drive results.  Shares of American International Group performed well as the company emerged from regulatory investigations and last year’s active hurricane season in better condition than many had anticipated.

The top detractors from performance during this period were Capital One Financial (0.00%) and Countrywide Financial (0.00%).  Shares of Capital One fell significantly after second quarter earnings raised fears of deteriorating consumer credit.  While the position was trimmed back initially, the stock is still owned on the belief that the sell-off was over done and the opportunities offered by the company’s upcoming merger with North Fork Bank remain solid.  Countrywide has recently underperformed largely due to market concerns over residential mortgage lending.

Going forward, we continue to believe our constant search for value and attractive investment opportunities will serve the Portfolio well.  We are modestly more diversified than a year ago, but we nonetheless continue to believe there are relatively greater opportunities within the investment banking and asset management sub-sectors of finance in light of the environment just described. We remain very selective within the insurance, mortgage/real estate, and banking sub-sectors.

*

Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/08.   The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification, as defined by Lipper.  The Index is adjusted for the reinvestment of capital gains and income dividends.  Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by:

Fox Asset Management LLC

Red Bank, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Year Ended August 31, 2008
Investment Quality Bond Portfolio (Class I)
Inception: 9/1/94 — 8/31/08*	4.96%
Ten Year: 9/1/98 — 8/31/08*	4.49%
Five Year: 9/1/03 — 8/31/08*	3.17%
One Year: 9/1/07 — 8/31/08	5.30%

PORTFOLIO ADVISOR COMMENTARY

Throughout much of the Saratoga Portfolio’s fiscal year ended August 31, 2008, the fixed income market showed a significant “flight-to-quality” rally as the credit crisis led U.S. Treasuries to generally outperform all other types of fixed income investments.  For the last twelve months, treasury yields dropped 176 basis points (bp), or 1.76 percentage points, in the two-year maturities and 72 bp in the ten-year area, while credit spreads widened dramatically (interest rate swaps spreads, for example, widened 23 bp in two year maturities).

The Saratoga Investment Quality Bond Portfolio was well positioned for these market developments, as the Portfolio produced a positive return for the fiscal year. It should be noted that the first few weeks of September, 2008 have seen a sizeable deterioration in the liquidity of the fixed income markets and credit spreads have widened further to record levels.

We believe the Portfolio is positioned to take advantage of some of the opportunities the recent market gyrations have created.  We continue to maintain a position in TIPS, which are U.S. Treasury Securities that are indexed to inflation and partially protect investors from inflation.  While TIPS generally lagged nominal Treasuries in performance in this past month, we believe the threat of inflation still exists; especially with the value of the U.S. Dollar which is likely to decline as a result of government actions.  We believe TIPS can be viewed as “cheap insurance” against this threat to the value of the Portfolio.

*

Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.  Indexes are not managed, and it is not possible to invest directly in an Index.

The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Government/Credit Bond Index that have maturities between 1 and 9.99 years.  The Lehman Government/Credit Bond Index consists of approximately 5,400 issues.  The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity.  The Lehman Index is an unmanaged index which does not include fees and expenses.  Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by:

Oppenheimer Capital LLC

New York, New York

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Year Ended August 31, 2008
Municipal Bond Portfolio (Class I)
Inception: 9/1/94 — 8/31/08*	4.16%
Ten Year: 9/1/98 — 8/31/08*	3.29%
Five Year: 9/1/03 — 8/31/08*	2.93%
One Year: 9/1/07 — 8/31/08	3.24%

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Municipal Bond Portfolio provided positive returns for the 12 months ended August 31, 2008.  For most of the period, higher quality (AAA) municipal bonds generally underperformed and the Portfolio’s overweight position in them detracted from relative returns.

In general, municipal yields relative to taxable government yields trended up as the seizure of the auction rate preferred market and lower tax revenues put added stress on the municipal market. New issue supply for the first half of 2008 was down 4.1%. An increase in issuance is likely as the auction rate securities are restructured. Municipals generally underperformed the broader taxable benchmarks, lagging Treasuries and Agency Mortgage Backed Securities but outperformed the battered Corporate sector.

General obligation bonds generally outperformed revenue bonds in 2008, consistent with the broader bond market trend that saw investors favoring more liquid and higher quality bonds.

The unprecedented recent developments across the financial landscape have had a dramatic near-term impact on the municipal and Treasury markets. Our decision to own a higher quality, more liquid portfolio, is a direct result of our belief that the credit crunch, and the impact of it, still has further to go. We don’t anticipate lowering quality objectives, or reducing liquidity in the near future.

*

Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Indexes are not managed and it is not possible to invest directly in an Index.

The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market.  The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year.  The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by:

Reich & Tang Asset Management, LLC

New York, New York

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class I)
8/31/08	0.98%

Total Aggregate Return for the Year Ended August 31, 2008
U.S. Government Money Market Portfolio (Class I)
Inception: 9/1/94 — 8/31/08*	3.19%
Ten Year: 9/1/98 — 8/31/08*	2.60%
Five Year: 9/1/03 — 8/31/08*	2.15%
One Year: 9/1/07 — 8/31/08	2.07%

PORTFOLIO ADVISOR COMMENTARY

The Portfolio was invested primarily in U.S. Government Agency notes as of August 31, 2008. The last twelve months ended August 31, 2008 was spent watching the United States economy endure a one-two punch of a historic housing market collapse and a commodity price surge.  Employment figures continue to deteriorate and the public’s confidence in the future of our economy has quickly faded.  This barrage has left us with an intense degree of uncertainty regarding the health of our economy and the timing of our exit from the bottom of this economic cycle.

The balance sheet health of each of the major financial institutions continues to be an aggregate question mark as the market value of various debt instruments, which are tied to current housing valuations, encumber their ability to attract short term liquidity necessary to fund their daily operations.  This growing “credit crunch” has removed a large portion of liquidity that is also necessary to promote general investment and growth in all areas of our economy.  The resulting recessionary environment and the fluctuating inflationary conditions have some discussing the possibility of a stagflation scenario unseen since the early 1970’s.

The past year has included a Federal Funds Target Rate total cut of 3.25 percentage points and Federal Funds Discount Rate cut of 4.00 percentage points to promote stable liquidity in the money markets.

At the June 25th Federal Open Market Committee (FOMC) meeting the committee agreed to leave their rates unchanged and acknowledged the “continued increases in the prices of energy” and the high “uncertainty about the inflation outlook.”  However, they communicated their belief that “the substantial easing of monetary policy to date” and their “measures to foster market liquidity” were sufficient “to promote moderate growth over time.”  Ultimately, the FOMC clarified that the need to cut rates further had disappeared and that they had to carefully monitor commodity input prices and general market sentiment to judge the “upside risks to inflation” and direction of their future actions.

We believe that the downward spiral of our current market growth cycle is ongoing and the greatest fear is the uncertainty of its ultimate result.  The market will continue to watch and scrutinize each piece of news and economic/inflationary data in an attempt to predict the future shape of the short-term interest rate curve and ultimately the next action to be taken by the FOMC.  We continue to be concerned with the housing market collapse and its potential drag on the growth of our economy.  Finally, we will continue to be cautious with any of our interest rate predictions and the duration of our purchases in order to try to take advantage of any opportunities in short term interest rates.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

¹      The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*      Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO
August 31, 2008

Shares		Value	Shares			Value
	Common Stocks - 97.93%			Oil & Gas Service - 18.58%
	Aerospace & Defense - 2.89%		12,400	Baker Hughes, Inc.		$ 992,124
10,300	Boeing Co.	$ 675,268	13,000	Halliburton Co.		571,220
			11,700	National Oilwell Varco, Inc. *		862,641
	Apparel - 2.86%		9,800	Schlumberger, Ltd.		923,356
8,800	Polo Ralph Lauren Corp. - Cl. A	667,744	25,500	Weatherford International, Ltd. * +		983,790
						4,333,131
	Computers - 6.02%
13,600	DST Systems, Inc. *	839,800		Retail - 3.26%
37,000	EMC Corp. *	565,360	20,800	CVS Corp.		761,280
		1,405,160
				Software - 5.63%
	Conglomerates - 2.00%		14,300	Citrix Systems, Inc. *		432,861
16,600	General Electric Co.	466,460	32,300	Microsoft Corp.		881,467
						1,314,328
	Engineering & Construction - 3.47%
25,300	Chicago Bridge & Iron Co.	810,106		Telecommunications - 6.95%
			42,400	Corning, Inc.		870,896
	Food - 2.29%		14,200	Qualcomm, Inc.		747,630
20,300	Safeway, Inc.	534,702				1,618,526

	Healthcare Products - 8.00%			Total Common Stocks (Cost $23,224,291)		22,847,733
12,600	Johnson & Johnson	887,418
17,900	Medtronic, Inc.	977,340		Short-Term Investments - 4.12%
		1,864,758	960,103	Milestone Treasury Obligation Portfolio,
				Institutional Class,
	Healthcare Services - 6.28%			to yield 1.87%, 9/2/08
17,900	Psychiatric Solutions, Inc.	675,725		(Cost $960,103)		960,103
14,600	Quest Diagnostics, Inc.	789,130
		1,464,855	TOTAL INVESTMENTS
			(Cost $24,184,394) (a)		102.05%	$ 23,807,836
	Insurance - 4.16%
17,900	Metlife, Inc.	970,180	Liabilities in excess of other assets		-2.05%	(478,813)

	Leisure Time - 3.22%		TOTAL NET ASSETS		100.00%	$ 23,329,023
18,900	Harley Davidson, Inc.	751,842
			Percentages indicated are based upon total net assets of $23,329,023
	Machinery-Diversified - 6.25%
14,900	Rockwell International Group	703,429	* Non -incoming producing security.
24,200	Zebra Technologies Corp. - Cl. A *	755,524
		1,458,953	(a) Represents cost for financial reporting purposes. Aggregate cost for federal
			tax purposes is $24,188,048 and differs from market value by net unrealized
	Media - 4.13%		appreciation (depreciation) of securities as follows:
29,800	Walt Disney Co.	964,030
				Unrealized appreciation:		$ 360,542
	Metal Fabricate - 3.98%			Unrealized depreciation:		(740,754)
9,000	Precision Castparts Corp.	929,340		Net unrealized depreciation:		$ (380,212)

	Oil & Gas - 7.96%
8,600	Devon Energy Corp.	877,630
7,700	Transocean, Inc. * +	979,440
		1,857,070

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO
August 31, 2008

Shares		Value	Shares		Value
	Common Stocks - 99.98%			Oil & Gas Exploration - 4.33%
	Biotechnology - 10.11%		18,620	Southwestern Energy Co. *	$ 714,449
16,829	Celgene Corp. *	1,166,250	16,157	XTO Energy, Inc.	814,474
32,370	Gilead Sciences, Inc. *	1,705,252			1,528,923
8,139	Illumina, Inc. *	701,012
		3,572,514		Retail - 5.73%
			16,575	Gamestop Corp.	727,145
	Chemicals - 4.96%		36,430	Urban Outfitter, Inc. *	1,297,637
15,350	Monsanto Co.	1,753,738			2,024,782

	Commercial Services - 4.31%			Semiconductors - 2.30%
2,797	Mastercard, Inc.	678,412	33,749	Broadcom Corp. - Cl. A	812,001
11,127	Visa, Inc.	844,539
		1,522,951		Software - 2.39%
	Computers - 6.52%		25,682	Activision, Inc. *	842,883
13,581	Apple Computer, Inc. *	2,302,387
				Telecommunications - 4.72%
	Diversified Financials - 12.46%		31,677	Qualcomm, Inc.	1,667,794
5,044	BlackRock, Inc.	1,095,809
32,609	Charles Schwab Corp.	782,290		Transportation - 2.78%
7,181	Goldman Sachs Group, Inc.	1,177,469	15,169	CSX Corp.	981,131
22,619	T. Rowe Price Group, Inc.	1,342,664
		4,398,232		Total Common Stocks (Cost $31,883,264)	35,315,909

	Energy-Alternate Sources - 4.40%			Short-Term Investments - 0.15%
5,612	First Solar, Inc. *	1,552,560	52,285	Milestone Treasury Obligation Portfolio,
				Institutional Class, to yield 1.87%, 9/2/08
	Engineering & Construction - 2.53%			(Cost $52,285)	52,285
11,166	Fluor Corp.	894,732	Principal
				Collateral for Securities Loaned - 0.69%
	Healthcare - Products - 1.97%		$ 243,846	Deutsche Bank Securities Inc.,
2,362	Intuitive Surgical, Inc. *	697,428		Repurchase agreement to yield
				2.14%, 9/2/08 with a maturity value of
	Internet - 10.43%			$243,904 (Fully collateralized by U.S.
13,573	Amazon.com, Inc. *	1,096,834		government agencies & obligations)
2,288	Google, Inc., Class A *	1,060,008		(Cost $243,846)	243,846
22,588	McAfee, Inc. *	893,581
6,815	Priceline.com, Inc. * +	633,659	TOTAL INVESTMENTS
		3,684,082	(Cost $32,179,395) (a)	100.82%	$35,612,040

	Machinery - 11.27%		Liabilities in excess of other assets	-0.82%	(289,036)
18,238	Bucyrus International, Inc. - Cl. A	1,273,924
18,840	Cummins, Inc.	1,227,614	TOTAL NET ASSETS	100.00%	$35,323,004
11,204	Flowserve Corp.	1,480,272
		3,981,810	Percentages indicated are based upon total net assets of $35,323,004

	Miscellaneous Manufacturing - 2.84%		* Non-income producing securities.
8,399	SPX Corp.	1,001,581	+ All or a portion of the security is on loan.

	Oil & Gas Services - 5.93%		(a) Represents cost for financial reporting purposes. Aggregate cost
11,395	National Oilwell Varco, Inc. *	840,153	for federal tax purposes is $32,399,750 and differs from market value by
9,876	Transocean, Inc. *	1,256,227	net unrealized appreciation (depreciation) of securities as follows:
		2,096,380
				Unrealized appreciation:	$ 4,953,855
				Unrealized depreciation:	(1,741,565)
				Net unrealized appreciation:	$ 3,212,290

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO
August 31, 2008

Shares		Value	Shares		Value
	Common Stocks - 99.10%			Financial Services - 2.28%
	Advertising - 0.97%		4,025	Affiliated Managers Group, Inc. * +	$ 383,261
3,850	Omnicom Group, Inc.	$ 163,201
				Food Products - 3.32%
	Aerospace/Defense - 0.97%		7,850	Archer-Daniels-Midland Co.	199,861
1,550	Alliant Techsystems, Inc. *	163,106	5,825	Ralcorp Holdings, Inc. *	357,655
					557,516
	Banks - 1.08%
3,675	City National Corp.	181,876		Hand/Machine Tools - 2.84%
			2,250	Lincoln Electric Holdings, Inc.	181,732
	Basic Materials - 2.05%		6,300	Regal-Beloit Corp.	295,785
3,400	Cleveland - Cliffs, Inc.	344,148			477,517

	Capital Markets - 7.11%			Healthcare Providers & Services - 7.52%
6,400	Federated Investors, Inc.	214,016	6,600	Coventry Health Care, Inc. *	231,132
11,925	Jefferies Group, Inc.	229,079	5,925	DaVita, Inc. *	340,036
4,500	Legg Mason, Inc.	200,385	6,125	Pediatrix Medical Group, Inc. *	348,819
11,200	Raymond James Financial, Inc.	345,296	4,725	Zimmer Holdings, Inc. *	342,043
10,025	TD Ameritrade Holding Corp. *	204,811			1,262,030
		1,193,587
				Home Furnishings - 1.63%
	Chemicals - 2.51%		12,700	Tempur-Pedic International, Inc. +	143,637
4,175	Albemarle Corp.	165,914	1,600	Whirlpool Corp.	130,176
11,825	Hercules, Inc.	254,829			273,813
		420,743
				Industrial Conglomerates - 2.11%
	Commercial Services - 2.17%		5,200	McDermott International, Inc. *	180,596
9,350	RR Donnelley & Sons Co.	260,678	2,675	Teleflex, Inc.	172,725
5,170	Total System Services, Inc.	102,986			353,321
		363,664
				Insurance - 8.82%
	Electrical Equipment &		6,675	ACE, Ltd.	351,172
	Components - 2.14%		9,750	HCC Insurance Holdings, Inc.	245,505
4,550	General Cable Corp. *	223,951	9,200	IPC Holdings, Ltd.	291,364
2,850	Rockwell Automation, Inc.	134,549	7,850	Willis Group Holdings, Ltd.	270,197
		358,500	13,675	WR Berkley Corp.	322,183
					1,480,421
	Electric- Independent Power Producer - 3.65%
17,575	Calpine Corp. *	316,350		Machinery-Diversified - 3.20%
17,400	Reliant Energy, Inc. *	296,322	2,100	Eaton Corp.	153,678
		612,672	3,175	Harsco Corp.	167,132
			1,750	Ingersoll-Rand Co., Ltd.	64,628
	Electronics - Semiconductors/		3,000	Terex Corp. *	150,870
	Components - 0.71%				536,308
3,600	Arrow Electronics, Inc. *	119,484
				Metals Fabricate/Hardware - 0.95%
	Energy Equipment - 2.37%		2,850	Kaydon Corp.	158,830
4,675	Energizer Holdings, Inc. *	397,094
				Office/Business Equipment - 1.12%
	Engineering & Construction - 1.49%		5,525	Pitney Bowes, Inc.	188,679
1,725	Chicago Bridge & Iron Co. NV	55,235
3,925	Foster Wheeler Ltd. *	195,033
		250,268

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2008

Shares		Value	Shares		Value
	Oil & Gas - 5.97%			Thrifts & Mortgage Finance - 2.79%
2,775	Continental Resources, Inc. *	$ 139,222	8,050	New York Community Bancorp, Inc.	$ 132,745
1,875	Encore Acquistition Co. *	96,675	9,770	People's United Financial, Inc.	175,077
7,475	PetroHawk Energy Corp. *	258,710	5,000	Prosperity Bancshares, Inc.	159,850
4,175	Pioneer Natural Resources Co.	263,735			467,672
6,975	SandRidge Energy, Inc. *	244,125
		1,002,467		Total Common Stocks (Cost $16,659,461)	16,632,783

	Oil & Gas Services - 4.66%			Short-Term Investments - 0.93%
24,500	Cal Dive International, Inc. *	282,975	155,550	Milestone Treasury Obligation Portfolio,
6,175	Dresser-Rand Group, Inc. *	250,458		Institutional Class,
5,300	Superior Energy Services *	249,312		to yield 1.87%, 9/2/08
		782,745		(Cost $155,550)	155,550
			Principal
	Packaging & Containers - 2.79%			Collateral for Securities Loaned - 2.78%
6,050	Owens-Illinois, Inc. *	269,830	$ 466,400	Bank of America, LLC, Repurchase agreement
7,400	Pactiv Corp. *	198,838		to yield 2.14%, 9/2/08 with a maturity value of
		468,668		$466,511 (Fully collateralized by U.S. government
				agencies & obligations)
	Pharmaceuticals - 2.94%			(Cost $466,400)	466,400
7,300	Barr Pharmaceuticals, Inc. *	493,042
			TOTAL INVESTMENTS
	Retail - 6.07%		(Cost $17,281,411) (a)	102.81%	$ 17,254,733
5,875	Best Buy Co., Inc.	263,024
6,025	Phillips-Van Heusen Corp.	229,311	Liabilities in excess other assets	-2.81%	(469,907)
4,900	Ross Stores, Inc.	197,029
9,075	Staples, Inc.	219,615	TOTAL NET ASSETS	100.00%	$ 16,784,826
18,800	Triarc Cos, Inc. +	109,228
		1,018,207	Percentage indicated are based on net assets of $16,784,826

	Semiconductors - 1.77%		* Non-income producing securities.
9,200	Varian Semiconductors Equipment		+ All or a portion of the security is on loan.
	Associates, Inc. *	297,160
			(a) Represents cost for financial reporting purposes. Aggregate cost for federal
	Software - 5.16%		tax purposes is $17,345,248 and differs from market value by net unrealized
6,100	Fiserv, Inc. *	316,346	appreciation (depreciation) of securities as follows:
19,300	Nuance Communications, Inc.*	304,940
7,125	Sybase, Inc. * +	245,171		Unrealized appreciation:	$ 1,190,465
		866,457		Unrealized depreciation:	(1,280,980)
				Net unrealized depreciation:	$ (90,515)
	Telecommunications - 5.94%
10,725	Amdocs Ltd. *	323,788
6,550	CommScope, Inc. *	320,753
11,500	Nice Systems, Ltd. *	351,785
		996,326

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO
August 31, 2008

Shares		Value	Shares		Value
	Common Stocks - 97.01%			Household Products - 4.25%
	Aerospace/Defense - 2.54%		4,100	Church & Dwight Co., Inc.	$ 256,250
16,100	Carter's, Inc. * +	$ 296,401	6,700	Tupperware Corp.	239,324
					495,574
	Automotive Equipment &
	Manufacturing - 2.45%			Insurance - 6.81%
3,800	BorgWarner, Inc.	157,130	10,000	IPC Holdings, Ltd.	316,700
13,500	Cooper Tire & Rubber Co.	129,060	8,000	Protective Life Corp.	290,320
		286,190	4,900	Zenith National Insurance Corp.	187,131
					794,151
	Banks - 11.57%
12,000	First Midwest Bancorp, Inc.	268,560		Manufacturing - 13.77%
2,800	Glacier Bancorp, Inc.	59,696	6,700	A.O. Smith Corp.	275,839
17,900	National Penn Bancshares, Inc. +	255,612	2,900	Albany International Corp., Class A	88,943
7,600	Prosperity Bancshares, Inc.	242,972	5,000	Barnes Group, Inc.	120,600
26,900	Sterling Bancshares, Inc.	264,696	6,600	Aptargroup, Inc.	266,574
13,400	Trustmark Corp.	257,146	4,600	Nordson Corp.	246,698
		1,348,682	3,900	Teleflex, Inc.	251,823
			3,300	Trinity Industries, Inc.	118,734
	Chemicals - 2.35%		4,000	Wabtec Corp.	236,280
12,700	RPM, Inc.	274,320			1,605,491

	Collectibles - 2.12%			Medical Products - 4.33%
9,800	RC2 Corp. *	246,666	5,100	Owens & Minor, Inc.	235,212
			5,500	West Pharmaceutical Services, Inc.	268,455
	Computers - 3.40%				503,667
32,200	Brocade Communications Systems, Inc. *	238,924
12,600	Ness Technologies, Inc. *	156,996		Oil & Gas - 6.02%
		395,920	3,000	Oil States International, Inc. *	166,890
			12,400	Piedmont Natural Gas Co., Inc. +	357,740
	Cosmetics & Personal Care - 1.92%		7,600	Rosetta Resources, Inc. *	176,700
3,200	Chattem, Inc. * +	224,384			701,330

	Distribution/Wholesale - 1.33%			Pharmaceuticals - 2.07%
5,100	School Specialty, Inc. *	155,550	12,500	Sciele Pharma, Inc. +	240,875

	Diversified Financial Services - 1.80%			REITS - 2.14%
9,100	optionsXpress Holdings, Inc.	209,937	11,500	Senior Housing Properties Trust	249,320

	Electric - 6.35%			Retail - 6.87%
10,100	Cleco Corp.	254,621	6,700	BJ's Wholesale Club, Inc. *	254,801
12,200	Pike Electric Corp. *	229,970	6,600	Hanesbrands, Inc. *	157,344
11,300	Westar Energy, Inc.	255,945	11,500	Jack in the box, Inc. *	272,895
		740,536	7,300	Stage Stores, Inc.	116,216
					801,256
	Electronic Components - 1.80%
13,300	Technitrol, Inc.	210,273		Saving and Loans - 3.32%
			5,400	Astoria Financial Corp.	117,990
	Food - 1.52%		18,000	First Niagara Financial Group, Inc.	269,280
12,100	Chiquita Brands International, Inc. * +	177,628			387,270

	Holding Companies - 1.69%
2,100	Walter Industries, Inc.	196,980

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2008

Shares		Value
	Semiconductors - 3.95%
7,250	Diodes, Inc. *	$ 172,478
30,400	ON Semiconductor Corp. * +	287,888
		460,366

	Software - 1.30%
9,900	THQ, Inc. *	151,668

	Telecommunications - 0.29%
2,000	Netgear, Inc. *	33,700

	Transporation - 1.05%
3,000	Bristow Group, Inc. *	122,310

	Total Common Stocks (Cost $9,658,418)	11,310,445

	Short-Term Investments - 2.37%
276,611	Milestone Treasury Obligation Portfolio,
	Institutional Class,
	to yield 1.87%, 9/2/08
	(Cost $276,611)	276,611
Principal
	Collateral for Securities Loaned - 9.24%
$1,076,993	Deutsche Bank Securities Inc.,
	Repurchase agreement to yield 2.14%, 9/2/08
	with a maturity value of $1,077,249 (Fully
	collateralized by U.S. government agencies &
	obligations)
	(Cost $1,076,993)	1,076,993

TOTAL INVESTMENTS
(Cost $11,012,022) (a)	108.62%	$ 12,664,049

Liabilities in excess of other assets	-8.62%	(1,004,895)

TOTAL NET ASSETS	100.00%	$ 11,659,154

Percentages indicated are based upon total net assets of $11,659,154

* Non-income producing securities.
+ All or a portion of the security is on loan.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,098,195 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 2,126,362
	Unrealized depreciation:	(560,508)
	Net unrealized appreciation:	$ 1,565,854

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
August 31, 2008

Shares		Value	Shares			Value
	Common Stocks - 98.33%			HONG KONG - 0.49%
	AUSTRALIA - 6.78%			Oil & Gas - 0.49%
	Mining - 3.30%		300	Cnooc, Ltd. - ADR		$ 46,728
4,450	BHP Billiton, Ltd. - ADR	$ 313,770
				ISRAEL - 1.74%
	Telecommunications - 3.48%			Pharmaceuticals - 1.74%
17,950	Telstra Corp., Ltd.	330,280	3,500	Teva Pharmaceutical Industries, Ltd.		165,690

	TOTAL AUSTRALIA	644,050		ITALY - 3.02%
				Banks - 3.02%
	BRAZIL - 2.12%		8,850	Intesa Sanpaulo, ADR		287,104
	Oil & Gas - 2.12%
3,825	Petroleo Brasileiro SA, ADR	201,731		JAPAN - 15.70%
				Automobiles - 2.16%
	FINLAND - 1.91%		2,295	Toyota Motor Corp., ADR		205,609
	Telecommunications - 1.91%
7,225	Nokia OYJ	181,853		Distribution/Wholesale - 2.50%
			700	Mitsui & Co., Ltd.		237,427
	FRANCE - 11.33%
	Building Materials - 3.94%			Iron/Steel - 2.27%
12,300	Lafarge SA	374,036	4,900	Sumitomo Metal Industries, Ltd.		216,090

	Commercial Banking - 2.92%			Metal Processing - 2.79%
6,125	BNP Paribas SA, ADR	277,200	3,650	NSK, Ltd., ADR		265,363

	Gas - 2.22%			Retail - 1.65%
3,622	GDF Suez - ADR*	210,981	13,500	Aeon Co., Ltd., ADR		156,987

	Insurance - 2.25%			Toys - 4.33%
6,700	AXA SA, ADR	213,797	6,900	Nintendo Co., Ltd. - ADR		411,680

	TOTAL FRANCE	1,076,014		TOTAL JAPAN		1,493,156

	GERMANY - 7.80%			LUXEMBOURG - 4.58%
	Chemicals - 1.59%			Metal Hardware - 2.68%
1,900	Bayer AG, ADR	150,886	4,650	Tenaris SA, ADR		254,308

	Diversified Manufacturing - 2.78%			Iron/Steel - 1.90%
2,425	Siemens AG, ADR	263,840	2,300	ArcelorMittal		180,826

	Electrical Utilities - 3.43%			TOTAL LUXEMBOURG		435,134
3,300	E. ON AG	190,740
1,250	RWE Aktiengesellschaf SP, ADR	135,282		MEXICO - 2.46%
		326,022		Media - 2.46%
			10,100	Grupo Televisa SA		234,118
	TOTAL GERMANY	740,748
				RUSSIA - 2.56%
	GREECE - 2.92%			Oil & Gas - 2.56%
	Banks - 2.92%		6,225	Gazprom OAO		242,775
31,500	National Bank of Greece SA, ADR	277,515

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2008

Shares		Value	Shares			Value
	SINGAPORE - 2.33%			Oil & Gas - 5.80%
	Banks - 2.33%		2,100	BG Group PLC - ADR		$ 233,457
4,400	DBS Group Holdings - ADR	$ 220,880	5,500	BP PLC - ADR		316,965
						550,422
	SPAIN - 4.59%
	Banks - 2.48%			Telecommunications - 2.07%
13,900	Banco Santander SA	236,022	7,700	Vodafone Group PLC		196,735

	Telecommunications - 2.11%			TOTAL UNITED KINGDOM		1,566,716
2,700	Telefonica SA	199,989

	TOTAL SPAIN	436,011		Total Common Stocks (Cost $10,544,357)		9,340,254

	SWEDEN - 2.38%			Short-Term Investments - 1.86%
	Metal Processing - 2.38%		176,616	Milestone Treasury Obligations Portfolio,
17,950	Sandvik AB, ADR	224,992		Institutional Class,
				to yield 1.87%, 9/2/08
	SWITZERLAND - 9.10%			(Cost $176,616)		176,616
	Food & Food Services - 4.20%
9,025	Nestle SA, ADR	399,340	TOTAL INVESTMENTS
			(Cost $10,720,973) (a)		100.19%	$ 9,516,870
	Pharmaceuticals - 4.90%
5,500	Roche Holding AG, ADR	465,699	Liabilities in excess of other assets		-0.19%	(17,740)

	TOTAL SWITZERLAND	865,039	TOTAL NET ASSETS		100.00%	$ 9,499,130

	UNITED KINGDOM - 16.52%		Percentages indicated are based upon total net assets of $9,499,130
	Agriculture - 2.46%
3,500	Imperial Tobacco Group - ADR	232,260	* Non-incoming producing security.

	Food & Food Services - 6.19%		ADR-American Depositary Receipt
10,950	Tesco PLC, ADR	228,582
13,375	Unilever PLC - ADR	358,717	(a) Represents cost for financial reporting purposes. Aggregate cost for federal
		587,299	tax purposes is $10,745,774 and differs from market value by net unrealized
			appreciation (depreciation) of securities as follows:

				Unrealized appreciation:		$ 236,676
				Unrealized depreciation:		(1,465,580)
				Net unrealized depreciation:		$ (1,228,904)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO
August 31, 2008

Shares		Value	Shares			Value
	Common Stocks - 98.66%			Short-Term Investments - 1.59%
	Biotechnology - 24.01%		312,660	Milestone Treasury Obligation Portfolio,
39,400	Affymetrix, Inc. * +	$ 338,052		Institutional Class,
23,000	Amgen, Inc. * +	1,445,550		to yield 1.87%, 9/2/08
6,000	Biogen Idec, Inc. *	305,580		(Cost $312,660)		$ 312,660
59,121	Cell Genesys, Inc. *	57,939	Principal
7,500	Genentech, Inc. *	740,625		Collateral for Securities Loaned - 31.19%
9,500	Genzyme Corp. *	743,850	$6,146,645	Bank of America, LLC, Repurchase agreement
20,000	Human Genome Sciences, Inc. * +	148,200		to yield 2.14%, 9/2/08 with a maturity value of
22,500	Invitrogen Corp. * +	955,350		$6,148,106 (Fully collateralized by U.S.
		4,735,146		government agencies & obligations)
				(Cost $6,146,645)		6,146,645
	Healthcare - Equipment
	& Supplies - 20.57%			TOTAL INVESTMENTS
39,600	Boston Scientific Corp.*	497,376		(Cost $27,074,939) (a)	131.44%	$ 25,905,771
19,000	Coviden, Ltd.	1,027,330
16,500	Medtronic, Inc.	900,900		Liabilities in excess of other assets	-31.44%	(6,196,055)
3,500	Stryker Corp. +	235,165
7,000	Techne Corp. *	540,190		TOTAL NET ASSETS	100.00%	$ 19,709,716
12,500	Waters Corp. *	853,125
		4,054,086	Percentages indicated are based on net assets of $19,709,716

	Healthcare - Providers			* Non-income producing securities.
	& Service - 16.19%			+ All or a portion of the security is on loan.
25,500	AmerisourceBergen Corp.	1,045,755		ADR - American Depositary Receipt
9,000	IMS Health, Inc. +	199,980
38,726	PharMerica Corp. * +	916,644	(a) Represents cost for financial reporting purposes. Aggregate cost for federal
23,000	UnitedHealth Group, Inc.	700,350	tax purposes is $27,184,556 and differs from market value by net unrealized
6,200	WellPoint, Inc. *	327,298	appreciation (depreciation) of securities as follows:
		3,190,027
				Unrealized appreciation:		$ 2,463,166
	Pharmaceuticals - 37.89%			Unrealized depreciation:		(3,741,951)
8,000	AstraZeneca PLC +	389,600		Net unrealized depreciation:		$ (1,278,785)
3,000	Cardinal Health, Inc.	164,940
53,156	Corcept Therapeutics, Inc. * +	98,870
16,500	Eli Lilly & Co.	769,725
4,000	GlaxoSmithKline PLC - ADR +	187,880
12,500	Johnson & Johnson	880,375
38,000	King Pharmaceuticals, Inc. * +	434,720
38,700	Medicis Pharmaceutical Corp., Class A +	801,477
56,500	Pfizer, Inc.	1,079,715
14,100	Sanofi Synthelabo SA - ADR	499,845
24,500	Teva Pharmaceutical Industries, Ltd. +	1,159,830
33,000	Watson Pharmaceuticals, Inc. *	1,000,230
		7,467,207

	Total Common Stocks (Cost $20,615,634)	19,446,466

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
August 31, 2008

Shares		Value	Shares		Value
	Common Stocks - 97.80%			Machinery-Construction& Mining - 0.82%
	Biotechnology - 10.19%		1,900	Joy Global, Inc.	$ 134,976
6,490	Amgen, Inc. * +	$ 407,896
6,390	Celgene Corp. *	442,827		Oil & Gas Service - 2.67%
3,430	Genetech, Inc. *	338,713	5,700	Halliburton Co.	250,458
3,050	Genzyme Corp. *	238,815	2,000	Schlumberger Ltd.	188,440
4,700	Gilead Sciences, Inc. *	247,596			438,898
		1,675,847
				Semiconductors - 12.02%
	Commercial Services - 1.33%		22,380	Applied Materials, Inc.	401,050
900	MasterCard	218,295	6,880	Broadcom Corp. * +	165,533
			11,100	Monolithic Power Systems, Inc. *	270,507
	Computers - 17.71%		32,900	ON Semiconductor Corp. * +	311,563
5,090	Apple, Inc.*	862,908	6,733	Netlogic Microsystems, Inc. * +	233,837
6,094	Dell, Inc. *	132,423	36,940	PMC - Sierra, Inc. *	332,460
11,600	Hewlett-Packard Co.	544,272	18,590	Marvell Technology Group, Ltd. * +	262,305
5,860	International Business Machines Corp.	713,338			1,977,255
5,430	Research In Motion Ltd. *	660,288
		2,913,229		Software - 9.54%
			9,060	Activision Blizzard, Inc. * +	297,349
	Electrical Components & Equipment - 0.98%		7,580	Adobe Systems, Inc. *	324,651
1,000	Energy Conversion Devices, Inc. * +	75,170	13,950	Ariba, Inc. * +	205,483
1,800	Suntech Power Holdings Co., Ltd. *	86,058	4,950	BMC Software, Inc. *	161,172
		161,228	3,810	Concur Technologies, Inc. * +	167,450
			7,400	Open Text Corp. * +	259,518
	Electronics - 2.33%		2,730	Salesforce.com, Inc. * +	152,935
6,361	Amphenol Corp.	302,275			1,568,558
2,000	Dolby Laboratories, Inc. * +	81,400
		383,675		Telecommunications - 15.93%
			8,180	American Tower Corp. *	338,079
	Energy - Alternate Sources - 0.91%		7,190	Atheros Communications, Inc. * +	234,466
540	First Solar, Inc. *	149,391	13,890	Cisco Systems, Inc. *	334,054
			6,290	Juniper Networks, Inc. * +	161,653
	Healthcare Products - 11.09%		4,900	NII Holdings, Inc. * +	257,348
4,400	Baxter International, Inc.	298,144	15,400	QUALCOMM, Inc.	810,810
3,770	Masimo Corp. * +	150,687	6,950	Rogers Communications, Inc.	251,451
7,900	Medtronic, Inc.	431,340	6,650	SBA Communications Corp. * +	232,284
4,650	NuVasive, Inc. * +	221,619			2,620,145
4,400	St Jude Medical, Inc. *	201,652
3,060	Alcon, Inc.	521,087		Total Common Stocks (Cost $13,823,465)	16,084,889
		1,824,529
				Short-Term Investments - 2.36%
	Internet - 12.28%		388,242	Milestone Treasury Obligation Portfolio,
3,100	Amazon.com, Inc. *	250,511		Institutional Class,
780	Baidu.com *	244,702		to yield 1.87%, 9/2/08
2,000	Digital River, Inc. * +	87,500		(Cost $388,242)	388,242
7,860	F5 Networks, Inc. * +	268,105	Principal
980	Google, Inc. *	454,024		Collateral for Securities Loaned - 12.68%
6,670	McAfee, Inc. *	263,865	$2,085,773	Bank of America, LLC,
12,100	Vasco Data Security International, Inc. * +	167,222		Repurchase agreement to yield 2.14%,
8,850	VeriSign, Inc. * +	282,934		9/2/08 with a maturity value of $2,086,269
		2,018,863		(Fully collateralized by U.S. government
				agencies & obligations)
				(Cost $2,085,773)	2,085,773

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Continued)
August 31, 2008
		Value
TOTAL INVESTMENTS
(Cost $16,297,480) (a)	112.84%	$ 18,558,904

Liabilities in excess of other assets	-12.84%	(2,111,312)

TOTAL NET ASSETS	100.00%	$ 16,447,592

Percentages indicated are based on net assets of $16,447,592

* Non-income producing securities.
+ All or a portion of the security is on loan.

ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $16,445,166 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 2,429,585
	Unrealized depreciation:	(315,847)
	Net unrealized appreciation:	$ 2,113,738

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO
August 31, 2008

Shares		Value	Shares		Value
	Common Stocks - 97.95%			Oil - Integrated Domestic - 7.66%
	Chemicals - 9.12%		7,003	Marathon Oil Corp.	$ 315,625
5,318	Air Products and Chemicals, Inc.	$ 488,458	6,913	Statoil ASA	211,745
5,112	Praxair, Inc.	459,262	3,742	Total Fina Elf SA - ADR	268,975
		947,720			796,345

	Electrical Components & Equipment - 5.41%			Oil - Machine & Equipment - 2.70%
11,801	Gamesa Corp Tecnologica SA	562,399	12,301	Wellstream Holdings PLC	281,129

	Engineering & Construction - 1.97%			Oil - Refining & Marketing - 2.69%
4,128	Shaw Group, Inc.*	204,501	14,442	Frontier Oil Corp.	279,741

	Forest Products & Paper - 4.30%			Seismic Data Collection - 1.03%
8,054	Weyerhaeuser Co.	446,916	1,707	Dawson Geophysical Co.*	107,080

	Iron / Steel - 1.97%			Transportation - 3.90%
1,541	United States Steel Corp.	205,061	6,686	Tidewater, Inc.	405,640

	Machinery - Construction & Mining - 2.46%			Total Common Stocks (Cost $9,324,754)	10,185,492
3,603	Joy Global, Inc.	255,957
				Short-Term Investments - 2.41%
	Metal Fabricate/Hardware - 1.88%		251,050	Milestone Treasury Obligation Portfolio,
18,238	Norsk Hydro ASA	195,571		Institutional Class,
				to yield 1.87%, 9/2/08
	Mining - 3.66%			(Cost $251,050)	251,050
4,264	Freeport-McMoran Copper & Gold, Inc.	380,860
			TOTAL INVESTMENTS
	Oil Cos. - Exploration & Production - 26.70%		(Cost $9,575,804) (a)	100.36%	$ 10,436,542
5,052	Devon Energy Corp.	515,557
40,325	Grey Wolf, Inc. *	351,231	Liabilities in excess of other assets	-0.36%	(36,990)
3,312	Occidental Petroleum Corp.	262,840
8,558	PetroHawk Energy Corp. *	296,192	TOTAL NET ASSETS	100.00%	$ 10,399,552
5,185	Petroleum Development Corp. *	315,196
4,628	Pioneer Natural Resources Co.	292,351	Percentages indicated are based on net assets of $10,399,552
20,736	Tailsman Energy, Inc.	364,746
7,506	XTO Energy, Inc.	378,378	* Non-income producing securities.
		2,776,491	ADR - American Depositary Receipt

	Oil & Gas - Drilling Services - 4.18%		(a) Represents cost for financial reporting purposes. Aggregate cost for federal
11,771	Rowan Cos, Inc.	434,821	tax purposes is $9,587,542 and differs from market value by net unrealized
			appreciation (depreciation) of securities as follows:
	Oil & Gas - Equipment & Services - 18.32%
16,349	BJ Services Co.	438,971		Unrealized appreciation:	$ 1,413,325
6,649	Exterran Holdings, Inc.*	303,926		Unrealized depreciation:	(564,325)
10,292	Halliburton Corp.	452,231		Net unrealized appreciation:	$ 849,000
5,257	Oceaneering International, Inc.*	328,089
2,418	Smith International, Inc.	168,561
6,477	Superior Well Services, Inc.*	213,482
		1,905,260

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO
August 31, 2008

Shares		Value	Shares			Value
	Common Stocks - 96.68%			Manufacturing - 3.82%
	Banks - 36.61%		3,391	General Electric Co.		$ 95,286
3,130	Bank of America Corp.	$ 97,468
2,009	Bank of New York Mellon Corp.	69,532		Total Common Stocks (Cost $2,720,812)		2,409,508
3,472	HSBC Holdings PLC	54,810
1,709	Julius Baer Holdings AG	104,717		Short-Term Investments - 3.48%
1,182	M&T Bank Corp.	84,324	86,662	Milestone Treasury Obligation Portfolio,
1,738	PNC Financial Services Group, Inc.	125,049		Institutional Class,
1,674	State Street Corp.	113,280		to yield 1.87%, 9/2/08
2,937	Standard Chartered PLC	79,872		(Cost $86,662)		86,662
2,844	US Bancorp	90,610
3,058	Wells Fargo & Co.	92,566	TOTAL INVESTMENTS
		912,228	(Cost $2,807,474) (a)		100.16%	$ 2,496,170

	Diversified Financials - 35.66%		Assets in excess of other liabilities		-0.16%	(4,056)
1,942	American Express Co.	77,059
297	Blackrock, Inc.	64,523	TOTAL NET ASSETS		100.00%	$ 2,492,114
3,948	Charles Schwab Corp.	94,713
2,845	Citigroup, Inc.	54,027	Percentages indicated are based on net assets of $2,492,114
1,119	Franklin Resources, Inc.	116,935
651	Goldman Sachs Group, Inc.	106,745	* Non-income producing securities.
3,105	Invesco, Ltd.	79,581
2,864	JPMorgan Chase & Co.	110,235	(a) Represents cost for financial reporting purposes. Aggregate cost for federal
1,870	Lehman Brothers Holdings, Inc.	30,088	tax purposes is $2,810,478 and differs from market value by net unrealized
5,808	Man Group, PLC	60,277	appreciation (depreciation) of securities as follows:
2,316	Morgan Stanley	94,562
		888,745		Unrealized appreciation:		$ 148,492
				Unrealized depreciation:		(462,800)
	Insurance - 20.59%			Net unrealized depreciation:		$ (314,308)
1,789	ACE, Ltd.	94,119
826	Aflac, Inc.	46,834
1,737	Allstate Corp.	78,391
19	Berkshire Hathaway, Inc., Class B *	74,138
2,130	Chubb Corp.	102,261
2,168	Metlife, Inc.	117,506
		513,249

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO
August 31, 2008

Principal		Value	Principal		Value
	U.S. Government			Financial Services - 29.07%
	and Agencies - 37.97%		$ 500,000	Caterpillar Financial Services Corp.
	Federal National Mortgage			5.125%, 10/12/11	$ 513,970
	Association - 22.38%		200,000	Citicorp
$ 1,000,000	4.125%, 4/15/14	$ 999,939		7.25%, 10/15/11	209,391
700,000	5.00%, 4/15/15 +	727,952	400,000	Citigroup, Inc.
390,660	5.375%, 8/15/11	396,703		5.5%, 4/11/13	397,251
1,000,000	5.125%, 10/18/16 +	1,040,400		General Electric Capital Corp.:
		3,164,994	150,000	3.50%, 10/15/08	149,997
			50,000	3.20%, 2/15/09	49,903
	U.S. Treasury Notes - 6.89%		400,000	Goldman Sachs Group, Inc.,
600,000	4.50%, 11/15/15 +	641,653		6.65%, 5/15/09	407,684
300,000	5.125%, 5/15/16 +	331,724	100,000	HSBC Finance Corp.,
		973,377		4.45%, 9/15/08 +	99,985
			700,000	International Lease Finance Corp.
	U.S. Treasury Inflation			4.375%, 11/1/09	693,452
	Protection Securities - 8.70%		800,000	J.P. Morgan Chase & Co.,
1,000,000	1.875%, 7/15/13	1,229,572		3.80%, 10/2/09 +	797,295
			300,000	John Deere Capital Corp.
	Total U.S. Government			5.40%, 4/7/10	307,661
	and Agencies (Cost $5,092,569)	5,367,943	235,000	Lehman Brothers Holdings, Inc.,
				6.875%, 5/2/2018	218,791
	Corporate Notes and Bonds - 58.49%		200,000	Merrill Lynch & Co., Inc.,
	Aerospace/Defense - 4.19%			5.77%, 7/25/11+	199,662
158,000	United Technologies Corp., 6.50%, 6/1/09	161,593	65,000	National Rural Utilites Cooperative
400,000	United Technologies Corp., 7.125%, 11/15/10	429,714		Finance Corp., 4.35%, 11/15/11	64,219
		591,307			4,109,261

	Banks - 2.03%			Insurance - 2.04%
300,000	Bank of America Corp., 5.75%, 12/1/17	287,063	300,000	Prudential Financial, Inc.
				6%, 12/1/17	287,749
	Chemicals - 2.33%
300,000	Monsanto Co.:			Machinery-Construction & Mining - 0.75%
	7.375%, 8/15/12	329,812	100,000	Caterpillar, Inc., 6.55%, 5/1/11	106,033

	Commercial -MBS - 1.38%			Oil/Gas - 1.49%
200,000	Citigroup Commercial Mortgage Trust		200,000	Ocean Energy, Inc., 7.25%, 10/1/11	211,797
	5.378%, 10/15/49	195,063
				Pipelines - 2.94%
	Electric - 1.44%		400,000	Consolidated Natural Gas Co.,
200,000	Public Service Electric & Gas Co.			6.25%, 11/1/11	415,056
	5.125%, 9/1/12	203,993
				Telecommunications - 4.92%
	Electric Utilities - 5.91%		587,000	AT&T, Inc.
200,000	DPL, Inc., 6.875%, 9/1/11	208,480		5.30%, 11/15/10	594,511
510,000	FPL Group Capital, Inc., 5.625%, 9/1/11	527,377	100,000	Verizon Communications, Inc.,
100,000	Potomac Electric Power Co., 5.875%, 10/15/08	100,201		5.35%, 2/15/11	101,317
		836,058			695,828

				Total Corporate Notes and Bonds
				(Cost $8,283,437)	8,269,020

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Continued)
August 31, 2008

Shares		Value
	Short-Term Investments - 2.27%
320,343	Milestone Treasury Obligation Portfolio,
	Institutional Class,
	to yield 1.87%, 9/2/08
	(Cost $320,343)	$ 320,343
Principal
	Collateral for Securities Loaned - 15.52%
$2,193,693	Deutsche Bank Securities Inc.,
	Repurchase agreement, to yield 2.14%, 9/2/08
	with a maturity value $2,194,215 (Fully
	collateralized by U.S. government
	agencies & obligations)
	(Cost $2,193,693)	2,193,693

TOTAL INVESTMENTS
(Cost $15,890,042) (a)	114.25%	$ 16,150,999

Liabilities in excess of other assets	-14.25%	(2,014,443)

TOTAL NET ASSETS	100.00%	$ 14,136,556

Percentages indicated are based upon total net assets of $14,136,556

+ All or a portion of the security is on loan.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,890,042 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 325,191
	Unrealized depreciation:	(64,234)
	Net unrealized appreciation:	$ 260,957

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO
August 31, 2008

Principal		Value	Principal		Value
	Municipal Bonds - 90.18%			NORTH CAROLINA - 7.49%
	CALIFORNIA - 12.39%			General Obligation - 3.03%
	Housing - 1.16%		$ 100,000	Mecklenburg County, Series B,
$ 40,000	State Housing Financing Agency			4.50%, 2/1/18	$ 105,180
	Revenue, Single Family Mortgage
	Purchase Amount, Series A, Class I,			Water/Sewer - 4.46%
	5.30%, 8/1/18, FHA	$ 40,100	150,000	Wilmington, NC Water & Sewer System
				Revenue, 5.00%, 6/1/23	154,563
	Education - 8.24%			TOTAL NORTH CAROLINA	259,743
250,000	Alvord California Union School District,
	Series A, 5.90%, 2/1/20, MBIA	285,740		NORTH DAKOTA - 2.22%
				Housing - 2.22%
	General Obligation - 2.99%		77,000	State Housing Financing Agency Revenue,
100,000	California State Variable Purpose			Series C, 5.50%, 7/1/18	77,009
	5.00%, 3/1/21, GO	103,471
	TOTAL CALIFORNIA	429,311		OHIO - 2.72%
				Education - 2.72%
	COLORADO - 3.11%		100,000	Marysville Exempt Village School District,
	Public Facilities - 3.11%			4.375%, 12/1/29, MBIA	94,219
100,000	Denver, CO City & County Excise Tax
	Revenue, Convention Center Project,			PENNSYLVANIA - 4.50%
	5.50%, 9/1/17, FSA	107,867		General Obligation - 4.50%
			150,000	Philadelphia, 4.90%, 9/15/20, FSA	155,949
	DISTRICT OF COLOMBIA - 2.73%
	Public Facilities - 2.73%			SOUTH CAROLINA - 5.51%
100,000	Washington D.C. Convention Center			Power/Utility - 5.51%
	Authority Dedicated Tax Revenue,		190,000	Piedmont Municipal Power Agency,
	Series A, 4.50%, 10/1/30, AMBAC	94,746		Unrefunded Portion,
				Electric, Series A, 5.00%, 1/1/18, FGIC	$ 190,941
	FLORIDA - 5.68%
	Health/Hospital - 5.68%			SOUTH DAKOTA - 3.32%
200,000	South Broward Hospital District,			Power/Utility - 3.32%
	4.75%, 5/1/22	196,718	100,000	Heartland Consumers Power District
				Electric, Revenue, 6.00%, 1/1/17, FSA	114,946
	KENTUCKY - 5.43%
	Education - 5.43%			TEXAS - 14.65%
200,000	Mercer County School District Finance			Education - 4.55%
	Corp. School Building Revenue,		150,000	State University System Revenue,
	4.125%, 5/1/23	188,056		5.375%, 3/15/17, FSA	157,843

	NEW JERSEY - 5.49%			General Obligation - 5.99%
	Water/Sewer - 5.49%		200,000	Texas State Veterans Housing Assistance
200,000	New Jersey Economic Development			Program, Series B, 5.75%, 12/1/13	207,568
	Authority, Water Facilities, Revenue,
	5.35%, 2/1/38, MBIA	190,396		Water/Sewer - 4.11%
			150,000	State Water Assistance
	NEW YORK - 4.43%			Series A, 4.50%, 8/1/22	142,587
150,000	General Obligation - 4.43%			TOTAL TEXAS	507,998
	City of New York, 5.00%, 8/1/23, FSA	153,731

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Continued)
August 31, 2008

Principal		Value	Shares		Value
	UTAH - 4.72%			Short-Term Investments - 8.69%
	Education - 4.72%		30,151	Milestone Treasury Obligation Portfolio,
$ 150,000	State Board Regents Revenue,			Institutional Class,
	5.25%, 12/1/14, AMBAC	$ 163,535		to yield 1.87%, 9/2/08
				(Cost $301,151)	$ 301,151
	WISCONSIN - 5.79%
	Health/Hospital - 5.79%		TOTAL INVESTMENTS
200,000	State Health & Educational Facilities		(Cost $3,434,945) (a)	98.87%	$ 3,427,034
	Authority, Revenue, Waukesha
	Memorial Hospital, Series A,		Assets in excess of other liabilities	1.13%	39,208
	5.25%, 8/15/19, AMBAC	200,718
			TOTAL NET ASSETS	100.00%	$ 3,466,242
	Total Municipal Bonds (Cost $3,133,794)	3,125,883
			Percentage indicated are based on net assets of $3,466,242

			AMBAC	Insured by AMBAC Indemnity Corporation
			FGIC	Insured by Financial Guaranty Insurance Corporation
			FHA	Federal Housing Administration
			FSA	Insured by Federal Security Assurance
			GO	General Obligation
			LO	Limited Obligation
			MBIA	Insured by Municipal Bond Insurance Association

			(a) Represents cost for financial reporting purposes. Aggregate cost for federal
			tax purposes is $3,434,945 and differs from market value by net unrealized
			appreciation (depreciation) of securities as follows:

				Unrealized appreciation:	$ 44,216
				Unrealized depreciation:	(52,127)
				Net unrealized depreciation:	$ (7,911)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
August 31, 2008

Principal		Value
	U.S. Government Agencies - 76.96%
	Federal Home Loan Bank,
	Discount Notes - 34.39%
$ 1,000,000	To yield 2.000%, 9/2/08	$ 1,000,000
3,350,000	To yield 2.229%, 9/16/08	3,346,976
1,725,000	To yield 2.229%, 9/16/08	1,723,470
1,300,000	To yield 2.412%, 10/16/08	1,296,261
2,000,000	To yield 2.636%, 11/17/08	1,989,784
		9,356,491
	Federal Home Loan Mortgage,
	Discount Notes - 10.09%
1,120,000	To yield 2.000%, 9/2/08	1,120,000
1,240,000	To yield 2.254%, 9/15/08	1,238,920
385,000	To yield 2.655%, 10/6/08	384,153
		2,743,073

	Federal National Mortgage,
	Discount Notes - 32.48%
850,000	To yield 2.204%, 9/11/08	849,542
2,000,000	To yield 2.280%, 9/12/08	1,998,805
2,000,000	To yield 2.654%, 9/22/08	1,997,477
4,000,000	To yield 2.294%, 10/15/08	3,988,732
		8,834,556

	Total U.S. Government Agencies
	(Cost $20,934,120)	20,934,120

	Repurchase Agreement - 23.21%
6,312,000	Bank of America, 2.06%, due 9/2/08 with
	a maturity value of $6,313,445 (Fully
	collateralized by U.S. government
	agencies and obligations)
	(Cost $6,312,000)	6,312,000

TOTAL INVESTMENTS
(Cost $27,246,120)	100.17%	$ 27,246,120

Liabilities in excess of other assets	-0.17%	(47,564)

TOTAL NET ASSETS	100.00%	$ 27,198,556

Percentage indicated are based on net assets of $27,198,556

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2008

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Capitalization	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$ 24,184,394	$ 32,179,395	$ 17,281,411	$ 11,012,022	$ 10,720,973	$ 27,074,939
Investments, at value	$ 23,807,836	$ 35,612,040	$ 17,254,733	$ 12,664,049	$ 9,516,870	$ 25,905,771
Receivable for securities sold	-	-	212,446	598,697	31,931	63,950
Interest and dividends receivable	52,569	20,090	13,423	13,863	39,015	65,189
Receivable for fund shares sold	8,620	5,189	2,620	2,114	1,452	1,218
Prepaid expenses and other assets	18,875	19,174	21,916	18,260	11,991	15,059
Total Assets	23,887,900	35,656,493	17,505,138	13,296,983	9,601,259	26,051,187

Liabilities:
Securities lending collateral	-	243,846	466,400	1,076,993	-	6,146,645
Payable for securities purchased	469,056	-	193,858	524,370	47,011	51,117
Payable for fund shares redeemed	5,346	2,117	2,180	2,646	894	3,076
Payable to manager	12,945	19,846	16,995	6,442	6,186	88,588
Administration fees payable	-	17,799	6,266	2,078	7,427	7,071
Custody fees payable	23,599	8,702	10,875	7,027	8,711	14,057
Compliance officer fees payable	5,607	146	222	1,285	4,409	2,628
Payable for distribution (12b-1) fees	-	3,897	1,597	390	564	-
Accrued expenses and other liabilities	42,324	37,136	21,919	16,598	26,927	28,289
Total Liabilities	558,877	333,489	720,312	1,637,829	102,129	6,341,471

Net Assets	$ 23,329,023	$ 35,323,004	$ 16,784,826	$ 11,659,154	$ 9,499,130	$ 19,709,716

Net Assets:
Par value of shares of beneficial interest	$ 18,029	$ 20,612	$ 18,285	$ 12,998	$ 7,808	$ 14,073
Paid in capital	34,348,126	41,683,113	17,726,216	9,005,940	12,771,687	136,302,620
Undistributed net investment income (loss)	300,575	61,241	-	7,311	121,229	-
Accumulated net realized gain
(loss) on investments	(10,961,149)	(9,874,607)	(932,997)	980,879	(2,197,491)	(115,438,894)
Net unrealized appreciation
(depreciation) on investments	(376,558)	3,432,645	(26,678)	1,652,026	(1,204,103)	(1,168,083)
Net Assets	$ 23,329,023	$ 35,323,004	$ 16,784,826	$ 11,659,154	$ 9,499,130	$ 19,709,716

Net Asset Value Per Share
Class I
Net Assets	$ 22,020,850	$ 33,260,359	$ 12,963,604	$ 11,123,542	$ 8,867,344	$ 8,198,817
Shares of beneficial interest outstanding	1,693,064	1,929,775	1,396,512	1,227,919	725,476	570,545
Net asset value/offering price (a)	$ 13.01	$ 17.24	$ 9.28	$ 9.06	$ 12.22	$ 14.37

Class A
Net Assets	$ 19,809	$ 45,672	$ 2,934,426	$ 1,776	$ 72,722	$ 6,616,627
Shares of beneficial interest outstanding	1,531	2,676	327,377	198	5,950	469,297
Net asset value (a)	$ 12.94	$ 17.07	$ 8.96	$ 8.96	$ 12.22	$ 14.10
Offering price per share	$ 13.73	$ 18.11	$ 9.51	$ 9.51	$ 12.97	$ 14.96
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 286,105	$ 177,874	$ 398,405	$ 105,608	$ 53,241	$ 2,515,535
Shares of beneficial interest outstanding	24,044	11,380	46,916	14,232	4,685	189,210
Net asset value/offering price (b)	$ 11.90	$ 15.63	$ 8.49	$ 7.42	$ 11.37	$ 13.29

Class C
Net Assets	$ 1,002,259	$ 1,839,099	$ 488,391	$ 428,228	$ 505,823	$ 2,378,737
Shares of beneficial interest outstanding	84,272	117,403	57,676	57,407	44,650	178,293
Net asset value/offering price (b)	$ 11.89	$ 15.66	$ 8.47	$ 7.46	$ 11.33	$ 13.34

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

August 31, 2008

				Investment		U.S.
	Technology &	Energy & Basic	Financial	Quality	Municipal	Government
	Communications	Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$ 16,297,480	$ 9,575,804	$ 2,807,474	$ 15,890,042	$ 3,434,945	$ 27,246,120
Investments, at value	$ 18,558,904	$ 10,436,542	$ 2,496,170	$ 16,150,999	$ 3,427,034	$ 27,246,120
Cash	-	-	-	-	-	1,997,044
Receivable for securities sold	351,695	-	-	-	-	-
Interest and dividends receivable	11,114	5,790	5,494	213,500	36,352	-
Receivable for fund shares sold	6,740	414	245	979	340	1,845
Prepaid expenses and other assets	44,399	21,513	18,059	16,904	15,212	15,814
Total Assets	18,972,852	10,464,259	2,519,968	16,382,382	3,478,938	29,260,823

Liabilities:
Securities lending collateral	2,085,773	-	-	2,193,693	-	-
Payable for securities purchased	366,070	-	-	-	-	1,996,973
Payable for fund shares redeemed	1,419	6,180	33	5,229	-	13,165
Payable to manager	31,111	20,878	900	13,449	-	22,635
Custody fees payable	12,255	9,695	6,996	5,066	3,886	10,526
Payable for distribution (12b-1) fees	7,206	2,963	431	-	215	-
Administration fees payable	3,589	5,974	9,596	7,222	461	3,984
Compliance officer fees payable	35	342	1,774	1,567	211	597
Dividends payable	-	-	-	1,074	418	190
Accrued expenses and other liabilities	17,802	18,675	8,124	18,526	7,505	14,197
Total Liabilities	2,525,260	64,707	27,854	2,245,826	12,696	2,062,267

Net Assets	$ 16,447,592	$ 10,399,552	$ 2,492,114	$ 14,136,556	$ 3,466,242	$ 27,198,556

Net Assets:
Par value of shares of beneficial interest	$ 18,469	$ 3,877	$ 2,956	$ 14,282	$ 3,488	$ 272,109
Paid in capital	269,578,646	7,765,683	3,038,900	13,915,292	3,439,958	26,922,406
Undistributed net investment income (loss)	-	-	-	4,776	853	4,792
Accumulated net realized gain
(loss) on investments and options written	(255,410,947)	1,769,254	(238,438)	(58,751)	29,854	(751)
Net unrealized appreciation
(depreciation) on investments and options	2,261,424	860,738	(311,304)	260,957	(7,911)	-
Net Assets	$ 16,447,592	$ 10,399,552	$ 2,492,114	$ 14,136,556	$ 3,466,242	$ 27,198,556

Net Asset Value Per Share
Class I
Net Assets	$ 7,317,478	$ 3,931,045	$ 1,450,318	$ 13,350,014	$ 3,067,111	$ 26,601,437
Shares of beneficial interest outstanding	805,432	142,201	168,937	1,348,785	308,735	26,614,468
Net asset value/offering price (a)	$ 9.09	$ 27.64	$ 8.58	$ 9.90	$ 9.93	$ 1.00

Class A
Net Assets	$ 7,544,735	$ 5,010,192	$ 803,703	$ 50,908	$ 749	$ 44,283
Shares of beneficial interest outstanding	849,448	186,865	96,243	5,141	75	44,279
Net asset value (a)	$ 8.88	$ 26.81	$ 8.35	$ 9.90	$ 9.94	$ 1.00
Offering price per share	$ 9.42	$ 28.45	$ 8.86	$ 10.50	$ 10.55	$ 1.00
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 999,309	$ 1,278,405	$ 177,405	$ 68,131	$ 54,994	$ 121,107
Shares of beneficial interest outstanding	121,614	51,400	22,690	6,880	5,517	121,003
Net asset value/offering price (b)	$ 8.22	$ 24.87	$ 7.82	$ 9.90	$ 9.97	$ 1.00

Class C
Net Assets	$ 586,070	$ 179,910	$ 60,688	$ 667,503	$ 343,388	$ 431,729
Shares of beneficial interest outstanding	70,440	7,263	7,770	67,363	34,505	431,162
Net asset value/offering price (b)	$ 8.32	$ 24.77	$ 7.81	$ 9.91	$ 9.95	$ 1.00

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2008

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Capitalization	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 12,265	$ 15,341	$ 7,691	$ 16,247	$ 7,259	$ 8,341
Dividend income	805,256	574,381	178,956	221,123	431,898	227,052
Securities lending income	19,296	18,272	5,746	8,843	-	9,492
Other income	18,576	10,099	1,505	3,974	2,473	2,957
Less: Foreign withholding taxes	(6,032)	-	(1,150)	-	(61,088)	(6,451)
Total Investment Income	849,361	618,093	192,748	250,187	380,542	241,391

Operating Expenses:
Management fees	200,050	271,597	124,972	84,110	97,250	266,435
Distribution (12b-1) fees:
Class A Shares	98	115	12,520	6	322	28,389
Class B Shares	6,563	2,075	10,144	1,744	783	69,585
Class C Shares	12,904	20,318	5,339	4,693	6,227	25,612
Professional fees	14,043	2,710	-	12,768	7,806	-
Administration fees	118,896	168,792	63,145	54,314	63,685	83,655
Printing and postage expense	14,954	16,003	7,314	8,355	8,971	13,266
Registration fees	32,193	26,351	20,265	26,038	35,417	22,770
Custodian fees	47,710	7,908	9,280	15,858	15,134	13,253
Compliance officer fees	15,248	12,826	485	5,381	8,644	8,873
Trustees' fees	14,887	20,359	5,072	6,594	8,605	5,258
Miscellaneous expenses	10,000	7,798	6,636	4,776	5,484	8,336
Total Operating Expenses	487,546	556,852	265,172	224,637	258,328	545,432
Less: Expenses waived and / or
reimbursed	-	-	-	-	-	-
Expense Recapture	-	-	6,423	-	-	67,406
Net Operating Expenses	487,546	556,852	271,595	224,637	258,328	612,838

Net Investment Income (Loss)	361,815	61,241	(78,847)	25,550	122,214	(371,447)

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(9,244,459)	2,941,617	558,054	956,269	621,274	493,681
Foreign currency transactions	-	-	-	-	-	3,175
Net realized gain (loss)	(9,244,459)	2,941,617	558,054	956,269	621,274	496,856

Net change in unrealized appreciation
(depreciation) from Investments	(2,610,186)	(3,684,930)	(1,151,658)	(1,471,971)	(2,735,867)	(868,113)
Net Realized and Unrealized
Gain (Loss) on Investments	(11,854,645)	(743,313)	(593,604)	(515,702)	(2,114,593)	(371,257)

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ (11,492,830)	$ (682,072)	$ (672,451)	$ (490,152)	$ (1,992,379)	$ (742,704)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended August 31, 2008

				Investment		U.S.
	Technology &	Energy &	Financial	Quality	Municipal	Government
	Communications	Basic Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 24,581	$ 21,778	$ 3,457	$ 733,833	$ 190,265	$ 650,483
Dividend income	100,759	116,962	62,055	-	-	-
Securities lending income	11,212	-	-	12,068	-	-
Other income	3,139	5,497	226	-	-	-
Less: Foreign withholding taxes	(2,794)	(5,798)	(212)	-	-	-
Total Investment Income	136,897	138,439	65,526	745,901	190,265	650,483

Operating Expenses:
Management fees	243,064	165,029	33,869	81,386	22,842	96,273
Distribution (12b-1) fees:
Class A Shares	36,339	28,618	3,127	202	2	171
Class B Shares	35,468	20,598	3,770	887	549	1,591
Class C Shares	6,902	1,952	825	6,982	3,420	4,755
Custodian fees	29,319	14,912	5,498	8,214	5,266	17,190
Professional fees	-	10,397	5,205	416	5,135	17,516
Administration fees	95,253	55,627	16,722	63,643	21,660	70,160
Registration fees	13,269	22,716	21,641	19,010	8,128	31,720
Trustees' fees	9,383	8,357	1,158	8,031	773	8,418
Compliance officer fees	5,722	4,162	1,735	5,950	1,605	4,243
Printing and postage expense	24,788	7,485	401	7,584	2,576	7,277
Miscellaneous expenses	13,124	5,531	2,807	5,008	2,328	3,033
Total Operating Expenses	512,631	345,384	96,758	207,313	74,284	262,347
Less: Expenses waived and / or
reimbursed	(5,822)	-	(26,777)	-	(12,814)	(11,428)
Expense Recapture	19,092	9,428	-	5,600	-	-
Net Operating Expenses	525,901	354,812	69,981	212,913	61,470	250,919

Net Investment Income (Loss)	(389,004)	(216,373)	(4,455)	532,988	128,795	399,564

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	1,555,357	2,023,542	(185,967)	(7,839)	30,467	-
Options written	243,564	-	-	-	-	-
Foreign currency transactions	194	1,085	(544)	-	-	-
Net realized gain (loss)	1,799,115	2,024,627	(186,511)	(7,839)	30,467	-

Net change in unrealized appreciation
(depreciation) from Investments	(3,360,221)	(524,124)	(450,605)	234,650	(20,553)	-
Net Realized and Unrealized
Gain (Loss) on Investments	(1,561,106)	1,500,503	(637,116)	226,811	9,914	-

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ (1,950,110)	$ 1,284,130	$ (641,571)	$ 759,799	$ 138,709	$ 399,564

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2008	August 31, 2007	August 31, 2008	August 31, 2007	August 31, 2008	August 31, 2007
Operations:
Net investment income (loss)	$ 361,815	$ 261,512	$ 61,241	$ (440,482)	$ (78,847)	$ (114,172)
Net realized gain (loss) on investments	(9,244,459)	6,291,086	2,941,617	3,595,713	558,054	1,694,093
Net change in unrealized appreciation
(depreciation) on investments	(2,610,186)	(1,920,105)	(3,684,930)	5,441,876	(1,151,658)	1,560,481
Net increase (decrease) in net assets
resulting from operations	(11,492,830)	4,632,493	(682,072)	8,597,107	(672,451)	3,140,402

Distributions to Shareholders:
Net Realized Gains:
Class I	(4,023,301)	-	-	-	(892,728)	(2,431,957)
Class A	(3,488)	-	-	-	(251,728)	(773,514)
Class B	(119,097)	-	-	-	(120,158)	(465,082)
Class C	(187,580)	-	-	-	(47,838)	(209,097)
Net Investment Income:
Class I	(274,883)	(234,580)	-	-	-	-
Class A	(119)	(48)	-	-	-	-
Class B	-	(5,849)	-	-	-	-
Class C	-	(5,480)	-	-	-	-
Total Dividends and Distributions
to Shareholders	(4,608,468)	(245,957)	-	-	(1,312,452)	(3,879,650)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	3,879,770	4,819,997	13,796,790	5,325,300	4,315,884	3,345,609
Class A	-	33,412	61,472	13,685	24,219	126,698
Class B	1,198	71,689	8,489	28	4,715	60,841
Class C	195,330	195,150	328,609	184,831	35,379	78,728
Reinvestment of dividends
and distributions
Class I	4,221,873	227,133	-	-	886,601	2,411,347
Class A	2,894	14	-	-	245,325	728,736
Class B	114,433	5,555	-	-	116,934	448,651
Class C	186,494	5,387	-	-	47,198	208,253
Redemption fee proceeds
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(9,877,287)	(12,378,958)	(15,776,264)	(11,671,168)	(2,492,360)	(4,239,895)
Class A	(1,779)	(4,717)	(26,423)	(6,463)	(544,928)	(787,044)
Class B	(609,750)	(1,256,906)	(27,997)	(174,086)	(1,198,870)	(775,949)
Class C	(442,270)	(516,734)	(391,051)	(492,130)	(123,618)	(522,044)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(2,329,094)	(8,798,978)	(2,026,375)	(6,820,003)	1,316,479	1,083,931

Total Increase (Decrease) in Net Assets	(18,430,392)	(4,412,442)	(2,708,447)	1,777,104	(668,424)	344,683

Net Assets:
Beginning of year	41,759,415	46,171,857	38,031,451	36,254,347	17,453,250	17,108,567
End of year*	$ 23,329,023	$ 41,759,415	$ 35,323,004	$ 38,031,451	$ 16,784,826	$ 17,453,250
* Includes undistributed net investment
income (loss) at end of year	$ 300,575	$ 213,762	$ 61,241	$ -	$ -	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2008	August 31, 2007	August 31, 2008	August 31, 2007	August 31, 2008	August 31, 2007
Operations:
Net investment income (loss)	$ 25,550	$ 14,209	$ 122,214	$ 136,704	$ (371,447)	$ (548,779)
Net realized gain (loss) on investments
and foreign currency transactions	956,269	3,880,275	621,274	2,454,177	496,856	3,157,713
Net change in unrealized appreciation
(depreciation) on investments	(1,471,971)	(1,676,800)	(2,735,867)	(510,068)	(868,113)	151,151
Net increase (decrease) in net assets
resulting from operations	(490,152)	2,217,684	(1,992,379)	2,080,813	(742,704)	2,760,085

Distributions to Shareholders:
Net Realized Gains:
Class I	(3,018,335)	(2,988,700)	-	-	-	-
Class A	(159)	(571)	-	-	-	-
Class B	(61,808)	(61,076)	-	-	-	-
Class C	(137,396)	(136,979)	-	-	-	-
Net Investment Income:
Class I	(14,329)	-	(135,899)	(32,923)	-	-
Class A	-	-	(879)	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	(223)	-	-	-
Total Dividends and Distributions
to Shareholders	(3,232,027)	(3,187,326)	(137,001)	(32,923)	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	1,380,032	1,552,350	1,474,769	3,114,564	7,252,547	753,049
Class A	1,037	6,529	61,088	57,235	269,812	757,548
Class B	25	31,347	-	72,606	12,541	73,444
Class C	21,833	60,737	33,283	192,648	43,222	52,715
Reinvestment of dividends
and distributions
Class I	3,004,028	2,918,500	133,719	32,378	-	-
Class A	158	571	106	-	-	-
Class B	49,456	55,549	-	-	-	-
Class C	128,066	126,149	205	-	-	-
Redemption fee proceeds
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(4,692,397)	(4,839,721)	(4,852,067)	(4,482,514)	(1,310,809)	(1,075,602)
Class A	(243)	(8,877)	(21,030)	(17,702)	(1,773,531)	(3,401,013)
Class B	(131,556)	(163,714)	(56,910)	(130,080)	(8,122,976)	(5,708,248)
Class C	(178,967)	(191,783)	(144,925)	(198,178)	(516,466)	(1,722,505)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(418,528)	(452,363)	(3,371,762)	(1,359,043)	(4,145,660)	(10,270,612)

Total Increase (Decrease) in Net Assets	(4,140,707)	(1,422,005)	(5,501,142)	688,847	(4,888,364)	(7,510,527)

Net Assets:
Beginning of year	15,799,861	17,221,866	15,000,272	14,311,425	24,598,080	32,108,607
End of year*	$ 11,659,154	$ 15,799,861	$ 9,499,130	$ 15,000,272	$ 19,709,716	$ 24,598,080
* Includes undistributed net investment
income (loss) at end of year	$ 7,311	$ 14,209	$ 121,229	$ 136,016	$ -	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2008	August 31, 2007	August 31, 2008	August 31, 2007	August 31, 2008	August 31, 2007
Operations:
Net investment income (loss)	$ (389,004)	$ (461,876)	$ (216,373)	$ (200,721)	$ (4,455)	$ (31,402)
Net realized gain (loss) on investments
and foreign currency transactions	1,799,115	4,566,515	2,024,627	4,225,627	(186,511)	430,815
Net change in unrealized appreciation
(depreciation) on investments	(3,360,221)	1,452,779	(524,124)	(2,151,452)	(450,605)	(184,952)
Net increase (decrease) in net assets
resulting from operations	(1,950,110)	5,557,418	1,284,130	1,873,454	(641,571)	214,461

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	(987,315)	(99,840)	(138,846)	(279,967)
Class A	-	-	(2,404,007)	(141,718)	(51,190)	(149,591)
Class B	-	-	(720,950)	(103,451)	(53,698)	(132,679)
Class C	-	-	(61,006)	(6,514)	(7,944)	(18,975)
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	-	-	(4,173,278)	(351,523)	(251,678)	(581,212)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	6,058,451	2,085,798	2,317,821	975,848	882,560	710,836
Class A	1,966,709	316,860	2,176,408	2,107,328	632,544	170,222
Class B	61,744	44,625	6,091	17,648	-	5,847
Class C	156,786	24,056	55,299	14,365	23,999	27,435
Reinvestment of dividends
and distributions
Class I	-	-	974,154	99,064	137,482	273,713
Class A	-	-	2,235,788	127,776	47,679	136,053
Class B	-	-	675,155	93,851	52,534	130,394
Class C	-	-	56,836	5,774	7,944	19,017
Redemption fee proceeds
Class I	-	-	-	690	-	-
Class A	-	-	-	1,001	-	-
Class B	-	-	-	718	-	-
Class C	-	-	-	44	-	-
Cost of shares redeemed
Class I	(1,986,984)	(854,305)	(1,792,245)	(2,005,768)	(584,615)	(752,829)
Class A	(2,759,861)	(2,487,727)	(4,137,716)	(1,779,982)	(441,315)	(483,491)
Class B	(5,370,617)	(3,651,312)	(1,398,338)	(1,563,930)	(322,212)	(359,325)
Class C	(230,515)	(283,276)	(72,336)	(86,079)	(55,704)	(38,313)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(2,104,287)	(4,805,281)	1,096,917	(1,991,652)	380,896	(160,441)

Total Increase (Decrease) in Net Assets	(4,054,397)	752,137	(1,792,231)	(469,721)	(512,353)	(527,192)

Net Assets:
Beginning of year	20,501,989	19,749,852	12,191,783	12,661,504	3,004,467	3,531,659
End of year*	$ 16,447,592	$ 20,501,989	$ 10,399,552	$ 12,191,783	$ 2,492,114	$ 3,004,467
* Includes undistributed net investment
income (loss) at end of year	$ -	$ -	$ -	$ -	$ -	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2008	August 31, 2007	August 31, 2008	August 31, 2007	August 31, 2008	August 31, 2007
Operations:
Net investment income (loss)	$ 532,988	$ 508,888	$ 128,795	$ 153,272	$ 399,564	$ 691,096
Net realized gain (loss) on investments	(7,839)	(4,822)	30,467	26,619	-	-
Net change in unrealized appreciation
(depreciation) on investments	234,650	116,068	(20,553)	(109,707)	-	-
Net increase (decrease) in net assets
resulting from operations	759,799	620,134	138,709	70,184	399,564	691,096

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	(24,075)	(6,549)	-	-
Class A	-	-	-	-	-	-
Class B	-	-	(331)	(157)	-	-
Class C	-	-	(2,025)	(417)	-	-
Net Investment Income:
Class I	(505,867)	(490,058)	(118,836)	(144,674)	(379,757)	(665,424)
Class A	(1,639)	(550)	(16)	(17)	(870)	(820)
Class B	(2,326)	(1,390)	(1,208)	(2,466)	(4,115)	(6,508)
Class C	(18,380)	(19,977)	(7,459)	(6,920)	(10,030)	(21,944)
Total Dividends and Distributions
to Shareholders	(528,212)	(511,975)	(153,950)	(161,200)	(394,772)	(694,696)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	2,568,120	3,943,861	704,528	1,434,242	22,533,929	13,471,283
Class A	291	48,182	748	-	8,662	39,824
Class B	3,575	63,751	-	822	100,932	24,557
Class C	70,824	64,395	24,361	9,115	217,554	152,257
Reinvestment of dividends
and distributions
Class I	496,371	481,171	135,264	142,242	377,322	653,304
Class A	1,204	256	-	-	339	79
Class B	2,336	1,221	1,540	1,486	3,913	6,264
Class C	18,193	19,772	9,485	7,333	10,028	21,949
Redemption fee proceeds
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(3,836,970)	(4,453,950)	(1,933,082)	(2,169,317)	(12,341,418)	(15,433,163)
Class A	(601)	-	-	-	(4,161)	(474)
Class B	(38,020)	(22,630)	(1,867)	(62,010)	(125,352)	(82,301)
Class C	(146,299)	(392,483)	(10,600)	(1,140)	(259,913)	(284,847)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(860,976)	(246,454)	(1,069,623)	(637,227)	10,521,835	(1,431,268)

Total Increase (Decrease) in Net Assets	(629,389)	(138,295)	(1,084,864)	(728,243)	10,526,627	(1,434,868)

Net Assets:
Beginning of year	14,765,945	14,904,240	4,551,106	5,279,349	16,671,929	18,106,797
End of year*	$ 14,136,556	$ 14,765,945	$ 3,466,242	$ 4,551,106	$ 27,198,556	$ 16,671,929
* Includes undistributed net investment
income (loss) at end of year	$ 4,776	$ -	$ 853	$ -	$ 4,792	$ -

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2008

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Trust commenced investment operations on September 2, 1994.  The Trust consists of twelve portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the “Portfolios”).  Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. Each of the Portfolios is provided with the discretionary advisory services of an investment adviser identified, retained, supervised and compensated by the Manager.  The following serve as advisers (the “Advisers”) to their respective Portfolio(s): Oppenheimer Capital, LLC serves as Adviser to the Municipal Bond and International Equity; Loomis, Sayles & Co., L.P. serves as Adviser to Energy & Basic Materials, Financial Services and Large Capitalization Growth; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Fox Asset Management, LLC serves as Adviser to Small Capitalization and Investment Quality Bond; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology; Columbus Circle Investors serves as Adviser to Technology & Communications; M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value (formerly advised by Oppenheimer Capital, LLC); and Reich & Tang Asset Management LLC serves as Adviser to U.S. Government Money Market.  Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.   Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

    The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios.   The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital

     Currently, each Portfolio offers Class A, Class B, Class C and Class I shares (the Trust has suspended sales of Class B shares with certain exceptions).   Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 30 days of purchase.   Such fees are paid directly to the Portfolio from which the redemption is made.   Please see the Trust’s prospectus for additional details.

     The following is a summary of significant accounting policies consistently followed by each Portfolio:

(a)

Valuation of Investments

     Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price.  Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices.  Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value.  U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value.   Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date.   Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.   Futures are valued based on their daily settlement value.   Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security.   The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region.   Investments in countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2008 (Continued)

In September of 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  In accordance with SFAS 157, “fair value” is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.   However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

In March of 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”), which is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how an why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s operation and financial position.   Management is currently evaluating the implications of SFAS 161, which is effective for fiscal years beginning after November 15, 2008.   The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(b) Federal Income Tax

     It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders.  Therefore, no federal income tax provision is required.

     Capital loss carry forwards, as of each Portfolio’s most recent tax year-end, available to offset future capital gains, if any, are as follows:

Portfolio	2009	2010	2011	2012	2014	2015	2016	Total
Large Capitalization Value	$ ---	$ ---	$ ---	$ ---	$ ---	$ ---	$ ---	$ ---
Large Capitalization Growth	---	---	9,654,252	---	---	---	---	9,654,252
Mid Capitalization	---	---	---	---	---	---	---	---
Small Capitalization	---	---	---	---	---	---	---	---
International Equity	---	---	2,172,690	---	---	---	---	2,172,690
Health & Biotechnology	24,684,685	45,692,720	43,129,921	---	677,231	---	---	114,184,557
Technology & Communications	231,195,432	22,516,089	771,148	---	---	---	---	254,482,669
Energy & Basic Materials	---	---	---	---	---	---	---	---
Financial Services	---	---	---	---	---	---	---	---
Investment Quality Bond	---	---	---	---	---	48,048	10,703	58,751
Municipal Bond	---	---	---	---	---	---	---	---
U.S. Government Money Market	---	---	---	751	---	---	---	751

     On July 13, 2006, The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a portfolio’s tax returns.   These positions must meet a “more-likely-than-not” that, based on technical merits, has a more than 50% likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the fund must presume the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.   Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.

     FIN 48 requires the funds to analyze all open tax years as defined by the relevant Statute of Limitations for all major jurisdictions.   Open tax years are those that are open for exam by authorities.   The major tax authority for the funds is the Internal Revenue Service.   At August 31, 2008, three previous tax years are open: August 31, 2005 – August 31, 2007.   The funds have no examinations in progress.   The funds reviewed the year ended August 31, 2008 and concluded the adoption of FIN 48 resulted in no effect on the funds’ financial position or results of operations.   There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end August 31, 2008.   The funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.   FIN 48 was adopted by the Fund on August 31, 2007.

      (c) Security Transactions and Other Income

     Security transactions are recorded on the trade date.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

.

NOTES TO FINANCIAL STATEMENTS

     Year Ended August 31, 2008 (Continued)

(d) Dividends and Distributions

     The following table summarizes each Portfolio’s dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communications	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily – paid monthly	Annually
Municipal Bond	Daily – paid monthly	Annually
U.S. Government Money Market	Daily – paid monthly	Annually

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

(e) Allocation of Expenses

     Expenses specifically attributable to a particular Portfolio are borne by that Portfolio.  Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

     The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price.  The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price.  In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

(g) Other

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.   Actual results could differ from those estimates.

     The accounting records are maintained in U.S. dollars.   All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.   Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.    In addition, certain of the Portfolios may enter into forward foreign currency contracts.   These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss.   Realized gains or losses are recognized when contracts are settled.

2.

MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio's average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market.

     For the year ended August 31, 2008, the Manager waived $5,822 for Technology & Communications, $26,777 for Financial Services, $12,814 for Municipal Bond, and $4,911 for U.S. Government Money Market.

(b) Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

GFS also provides certain custody administration services enumerated in the Trust’s Custody Agreement with Bank of New York.  Under the Custody Agreement, the Trust pays an asset-based custody fee in decreasing amounts as Trust assets reach certain breakpoints, as well as certain transaction fees and out-of-pocket expenses. GFS receives a portion of these fees for performing custody administration services.   The Custody fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.   For the year ended August 31, 2008, GFS received $56,998 from the Trust for custody administration services.

NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2008 (Continued)

In addition, certain affiliates of GFS provide ancillary services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”)(formerly Fund Compliance Services, LLC), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between FCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended August 31, 2008, the Trust incurred expenses of $74,874 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Printing services prices vary according to available discounts.  For the year ended August 31, 2008, the Trust paid GemCom $30,346 for EDGAR and printing services performed.

Certain officers of GFS and NLCS are also officers of the Trust.

     (c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A, B and C shares of the Portfolios.  The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares.   A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager or other entities for providing support services.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.    The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.   For the year ended August 31, 2008, the Distributor waived $6,517 in fees for the U.S. Government Money Market Portfolio.

    Class A shares are offered at net asset value plus a maximum sales load of 5.75%.   Class B shares are offered subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% and will automatically convert to Class I shares after eight years.   Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%.   Class I shares are offered at net asset value.

     For the year ended August 31, 2008, the Distributor, Northern Lights Distributors, LLC (“NLD”) received sales charges on sales of the Portfolios’ Class A shares.   In addition, CDSCs were paid to the Manager for Class C shares.   The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

	Distributor Sales Charges	CDSCs
Portfolio	Class A	Class C
Large Capitalization Value	$ ---	$ 11
Large Capitalization Growth	237	137
Mid Capitalization	139	---
Small Capitalization	8	25
International Equity	478	1
Health & Biotechnology	242	---
Technology & Communications	3,257	579
Energy & Basic Materials	14,972	---
Financial Services	4,895	---
Investment Quality Bond	---	3
Municipal Bond	---	---
U.S. Government Money Market	---	2

(d) The Trust and the Manager have entered into an Excess Expense Agreement (the “Expense Agreement”).  In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”).  The annual expense caps in effect at August 31, 2008 for each portfolio were:  2.40%, 3.00%, 3.00% and 2.00% for Class A, B, C and I shares respectively, of Large Capitalization Value, Large Capitalization Growth,  Mid Capitalization, and Small Capitalization; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of International Equity; 1.80%, 2.40%, 2.40% and 1.40% for Class A, B, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 1.65%, 2.25%, 2.25% and 1.25% for Class A, B, C and I shares, respectively, of U.S. Government Money Market; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services.  Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement for up to three years from the date the fee or expense was incurred.   No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap.   The Expense Agreement may be terminated by either party, without penalty, upon receipt of 60 days prior notice.  During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed fees of $67,406 for Health & Biotechnology, $19,092 for Technology & Communications, $9,428 for Energy & Basic Materials, $6,423 for Mid Capitalization and $5,600 for Investment Quality Bond.

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which, certain portfolio expenses could be paid by such broker or rebates could be given to each participating Portfolio.   For the year ended August 31, 2008, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $18,576; Large Capitalization Growth, $10,099; Mid Capitalization, $1,503; Small Capitalization, $3,973; International Equity, $2,540; Health & Biotechnology, $1,934; Technology & Communications, $2,842; Energy & Basic Materials, $5,497; and Financial Services, $226.

NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2008 (Continued)

3.

INVESTMENT TRANSACTIONS

     (a) For the year ended August 31, 2008, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios’ were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$55,938,823	$62,361,224
Large Capitalization Growth	69,601,198	71,477,790
Mid Capitalization	14,856,733	14,884,923
Small Capitalization	7,322,910	10,819,854
International Equity	8,925,700	12,299,886
Health & Biotechnology	3,208,122	7,646,224
Technology & Communications	59,358,860	61,395,475
Energy & Basic Materials	17,334,815	19,595,465
Financial Services	2,443,209	2,295,489
Investment Quality Bond	5,521,474	3,698,479
Municipal Bond	103,571	1,117,558

      (b) Certain Portfolios may enter into options contracts.  An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time.  Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

      Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily.  When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid.  When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option.  When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.  When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

      Certain Portfolios may write covered call options.  This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

      When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily.  When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received.  When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.  When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

      The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

      The Portfolios may enter into options for hedging purposes.  The risk associated with purchasing options is limited to the premium originally paid.  The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

The number of options contracts written and the premiums received by the Technology & Communications Portfolio during the year ended August 31, 2008 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	243	$28,595
Options written	6,598	1,959,378
Options exercised	--	--
Options expired	(35)	(560)
Options closed	(6,806)	(1,987,413)
Options outstanding, end of period	--	$--

NOTES TO FINANCIAL STATEMENTS

    Year Ended August 31, 2008 (Continued)

4. AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Large Capitalization Value
Issued	238,449	218,428	--	1,513
Redeemed	(556,550)	(555,989)	(81)	(217)
Reinvested from Dividends	244,888	10,167	168	--
Net Increase (Decrease) in Shares	(73,213)	(327,394)	87	1,296
Large Capitalization Growth
Issued	695,293	339,382	3,278	892
Redeemed	(844,706)	(729,166)	(1,495)	(413)
Net Increase (Decrease) in Shares	(149,413)	(389,784)	1,783	479
Mid Capitalization
Issued	458,341	312,168	2,709	11,951
Redeemed	(266,980)	(401,854)	(56,772)	(74,412)
Reinvested from Dividends	94,119	252,497	26,900	78,275
Net Increase (Decrease) in Shares	285,480	162,811	(27,163)	15,814
Small Capitalization
Issued	144,366	124,406	123	493
Redeemed	(476,309)	(388,460)	(20)	(692)
Reinvested from Dividends	330,840	254,004	18	50
Net Increase (Decrease) in Shares	(1,103)	(10,050)	121	(149)
International Equity
Issued	102,006	226,107	4,178	3,942
Redeemed	(343,442)	(312,317)	(1,489)	(1,294)
Reinvested from Dividends	8,986	2,300	7	--
Net Increase (Decrease) in Shares	(232,450)	(83,910)	2,696	2,648
Health & Biotechnology
Issued	518,808	52,454	18,821	54,377
Redeemed	(93,433)	(75,203)	(124,861)	(238,629)
Net Increase (Decrease) in Shares	425,375	(22,749)	(106,040)	(184,252)
Technology & Communications
Issued	617,479	234,564	189,438	34,636
Redeemed	(206,072)	(97,418)	(291,228)	(299,300)
Net Increase (Decrease) in Shares	411,407	137,146	(101,790)	(264,664)
Energy & Basic Materials
Issued	76,271	30,856	66,524	64,775
Redeemed	(59,689)	(64,908)	(150,533)	(59,206)
Reinvested from Dividends	35,041	3,254	82,684	4,263
Net Increase (Decrease) in Shares	51,623	(30,798)	(1,325)	9,832
Financial Services
Issued	88,130	51,917	66,762	13,280
Redeemed	(57,222)	(57,156)	(41,133)	(36,228)
Reinvested from Dividends	12,742	20,974	4,536	10,629
Net Increase (Decrease) in Shares	43,650	15,735	30,165	(12,319)
Investment Quality Bond
Issued	259,069	406,764	29	5,025
Redeemed	(386,334)	(459,545)	(60)	--
Reinvested from Dividends	45,184	49,587	108	26
Net Increase (Decrease) in Shares	(82,081)	(3,194)	77	5,051
Municipal Bond
Issued	70,459	141,936	74	--
Redeemed	(192,760)	(213,995)	--	--
Reinvested from Dividends	12,567	14,037	--	--
Net Increase (Decrease) in Shares	(109,734)	(58,022)	74	--
U.S. Government Money Market
Issued	22,532,013	13,471,291	8,662	39,824
Redeemed	(12,328,254)	(15,433,162)	(4,161)	(474)
Reinvested from Dividends	354,448	653,304	323	79
Net Increase (Decrease) in Shares	10,558,207	(1,308,567)	4,824	39,429

NOTES TO FINANCIAL STATEMENTS

    Year Ended August 31, 2008 (Continued)

	Class B Shares		Class C Shares
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Large Capitalization Value
Issued	59	3,439	12,677	9,368
Redeemed	(39,349)	(60,602)	(26,085)	(24,688)
Reinvested from Dividends	7,206	267	11,751	259
Net Increase (Decrease) in Shares	(32,084)	(56,896)	(1,657)	(15,061)
Large Capitalization Growth
Issued	511	2	18,720	12,674
Redeemed	(1,641)	(12,012)	(22,666)	(33,265)
Net Increase (Decrease) in Shares	(1,130)	(12,010)	(3,946)	(20,591)
Mid Capitalization
Issued	495	6,204	3,988	7,889
Redeemed	(141,203)	(78,977)	(14,579)	(54,256)
Reinvested from Dividends	13,487	50,184	5,456	23,346
Net Increase (Decrease) in Shares	(127,221)	(22,589)	(5,135)	(23,021)
Small Capitalization
Issued	2	2,756	2,702	5,636
Redeemed	(17,250)	(14,392)	(20,763)	(17,452)
Reinvested from Dividends	6,603	5,533	17,007	12,515
Net Increase (Decrease) in Shares	(10,645)	(6,103)	(1,054)	699
International Equity
Issued	--	5,733	2,394	14,483
Redeemed	(4,070)	(9,415)	(10,793)	(14,715)
Reinvested from Dividends	--	--	15	--
Net Increase (Decrease) in Shares	(4,070)	(3,682)	(8,384)	(232)
Health & Biotechnology
Issued	951	5,327	3,118	3,888
Redeemed	(620,033)	(419,492)	(38,203)	(125,952)
Net Increase (Decrease) in Shares	(619,082)	(414,165)	(35,085)	(122,064)
Technology & Communications
Issued	6,729	6,034	16,682	2,956
Redeemed	(598,445)	(458,730)	(24,325)	(35,810)
Net Increase (Decrease) in Shares	(591,716)	(452,696)	(7,643)	(32,854)
Energy & Basic Materials
Issued	213	638	2,144	509
Redeemed	(50,889)	(54,024)	(2,875)	(2,943)
Reinvested from Dividends	26,792	3,287	2,265	202
Net Increase (Decrease) in Shares	(23,884)	(50,099)	1,534	(2,232)
Financial Services
Issued	--	348	2,456	2,215
Redeemed	(34,961)	(28,610)	(5,380)	(3,006)
Reinvested from Dividends	5,306	10,688	803	1,560
Net Increase (Decrease) in Shares	(29,655)	(17,574)	(2,121)	769
Investment Quality Bond
Issued	366	6,669	7,166	6,629
Redeemed	(3,784)	(2,332)	(14,726)	(40,323)
Reinvested from Dividends	215	126	1,640	2,035
Net Increase (Decrease) in Shares	(3,203)	4,463	(5,920)	(31,659)
Municipal Bond
Issued	--	80	2,372	907
Redeemed	(185)	(6,163)	(1,047)	(112)
Reinvested from Dividends	141	146	866	722
Net Increase (Decrease) in Shares	(44)	(5,937)	2,191	1,517
U.S. Government Money Market
Issued	100,933	24,557	217,554	152,257
Redeemed	(125,352)	(82,302)	(259,913)	(284,848)
Reinvested from Dividends	3,809	6,264	9,644	21,950
Net Increase (Decrease) in Shares	(20,610)	(51,481)	(32,715)	(110,641)

NOTES TO FINANCIAL STATEMENTS

    Year Ended August 31, 2008 (Continued)

5.   SECURITIES LENDING

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                              Under an agreement with the Bank of New York Co., Inc. (“BONY”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees.    Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures.   A portion of the income generated by the investment in the collateral, net of any rebates paid by BONY to the borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Portfolios.   Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred.   There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

    At August 31, 2008, the following portfolios had securities on loan:

Portfolio	Market Value of Loaned Securities	Market Value of Collateral
Large Capitalization Growth	231,055	243,846
Mid Capitalization	463,740	466,400
Small Capitalization	1,039,645	1,076,993
Health & Biotechnology	5,864,349	6,146,645
Technology & Communications	1,981,504	2,085,773
Investment Quality Bond	2,144,202	2,193,693

  At August 31, 2008, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BONY, was as follows:

Portfolio	Percentage of Total Investment Income
Large Capitalization Value	2.27%
Large Capitalization Growth	2.96%
Mid Capitalization	2.98%
Small Capitalization	3.53%
Health & Biotechnology	3.93%
Technology & Communications	8.19%
Investment Quality Bond	1.62%

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

    The tax character of dividends paid during the period ended August 31, 2008 was as follows:

Portfolio	Ordinary Income	Tax Exempt Income	Long Term Capital Gains	Total
Large Capitalization Value	$ 275,002	$ ---	$ 4,333,466	$ 4,608,468
Large Capitalization Growth	---	---	---	---
Mid Capitalization	870,218	---	442,234	1,312,452
Small Capitalization	409,281	---	2,822,746	3,232,027
International Equity	137,001	---	---	137,001
Health & Biotechnology	---	---	---	---
Technology & Communications	---	---	---	---
Energy & Basic Materials	---	---	4,173,278	4,173,278
Financial Services	6,301	---	245,377	251,678
Investment Quality Bond	528,212	---	---	528,212
Municipal Bond	10,751	126,900	16,299	153,950
U.S. Government Money Market	394,772	---	---	394,772

    The tax character of dividends paid during the period ended August 31, 2007 was as follows:

Portfolio	Ordinary Income	Tax Exempt Income	Long Term Capital Gains	Total
Large Capitalization Value	$245,957	$---	$---	$245,957
Large Capitalization Growth	---	---	---	---
Mid Capitalization	---	---	3,879,650	3,879,650
Small Capitalization	---	---	3,187,326	3,187,326
International Equity	32,923	---	---	32,923
Health & Biotechnology	---	---	---	---
Technology & Communications	---	---	---	---
Energy & Basic Materials	---	---	351,523	351,523
Financial Services	440,470	---	140,742	581,212
Investment Quality Bond	511,975	---	---	511,975
Municipal Bond	3,578	150,499	7,123	161,200
U.S. Government Money Market	694,696	---	---	694,696

NOTES TO FINANCIAL STATEMENTS

    Year Ended August 31, 2008 (Continued)

    As a result of capital loss carry forward limitations, net operating losses, unrealized appreciation (depreciation) from acquired funds and other reclassifications as of the Portfolios’ most recent tax year-ends, paid in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions were adjusted as follows:

Portfolio	Increase (Decrease) in Paid in Capital	Increase (Decrease) in Undistributed Net Investment Income (Loss)	Increase (Decrease) in Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	Increase (Decrease) in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions
Large Capitalization Value	$ ---	$ ---	$ ---	$ ---
Large Capitalization Growth	---	---	---	---
Mid Capitalization	(242,610)	78,847	163,763	---
Small Capitalization	---	(18,120)	32,920	(14,800)
International Equity	---	---	---	---
Health & Biotechnology	(446,951)	371,447	75,504	---
Technology & Communications	(388,810)	389,004	(194)	---
Energy & Basic Materials	---	216,373	(216,373)	---
Financial Services	14,800	4,455	(19,255)	---
Investment Quality Bond	---	---	---	---
Municipal Bond	---	(423)	423	---
U.S. Government Money Market	---	---	---	---

Net assets were unaffected by the above reclassifications.

                                                                                As of each of the Portfolio’s tax year-end, the components of distributable earnings on a tax basis were as follows:

Portfolio	Capital Loss Carryforwards	Undistributed Long Term Capital Gains	Post October Loss Deferrals	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Unrealized Appreciation (Depreciation)	Total
Large Capitalization Value	$ ---	$ ---	$(11,026,229)	$ 369,309	$ ---	$ (380,212)	$(11,037,132)
Large Capitalization Growth	(9,654,252)	---	---	61,241	---	3,212,290	(6,380,721)
Mid Capitalization	---(a)	---	---	---	---	(90,515)	(90,515)
Small Capitalization	---	1,070,875	---	3,487	---	1,565,854	2,640,216
International Equity	(2,172,690)	---	---	121,229	---	(1,228,904)	(3,280,365)
Health & Biotechnology	(114,184,557)(b)	---	---	---	---	(1,277,700)	(115,462,257)
Technology & Communications	(254,482,669)(c)	---	---	---	---	2,113,738	(252,368,931)
Energy & Basic Materials	---	1,211,728	---	569,264	---	849,000	2,629,992
Financial Services	---	---	(235,434)	---	---	(314,308)	(549,742)
Investment Quality Bond	(58,751)	---	---	4,776	---	260,957	206,982
Municipal Bond	---	29,854	---	853	---	(7,911)	22,796
U.S. Government Money Market	(751)	---	---	4,792	---	---	4,041

     The difference between book basis and tax basis distributable earnings, if any, is due primarily to different book/tax treatment of foreign currency gains and losses and short-term capital gains, the tax deferral of losses on wash sales and the tax deferral of losses incurred after October 31.

(a)

 For the Mid Capitalization Portfolio, $869,160 of capital loss carryover related to the acquisition of the Orbitex Growth Fund is remaining to be recognized over the next two years.  This amount is subject to an annual limitation of $434,580 under tax rules.

(b)

For the Health & Biotechnology Portfolio, $778,014 and $366,706 of capital loss carryover related to the acquisition of the Orbitex Medical Sciences Fund and Orbitex Life Sciences Fund, respectively, is remaining to be recognized over the next two years.  This amount is subject to annual limitations of $389,007 and $183,353 for the Orbitex Medical Sciences Fund and Orbitex Life Sciences Fund, respectively, under tax rules.

(c)

For the Technology & Communications Portfolio, $780,592 of capital loss carryover related to the acquisition of the Orbitex Emerging Technology Fund is remaining to be recognized over the next two years.  This amount is subject to annual limitations of $390,296 under tax rules.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 21.99	$ 20.13	$ 18.26	$ 16.49	$ 14.72
Income (Loss) from Investment Operations:
Net investment income (loss)	0.21	0.14	0.11	0.03	(0.00)	**
Net realized and unrealized gain (loss)	(6.46)	1.84	1.78	1.74	1.77
Total from investment operations	(6.25)	1.98	1.89	1.77	1.77
Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.12)	(0.02)	-	-
Distributions from realized gains	(2.56)	-	-	-	-
Total dividends and distributions	(2.73)	(0.12)	(0.02)	-	-

Net Asset Value, End of Year	$ 13.01	$ 21.99	$ 20.13	$ 18.26	$ 16.49

Total Return*	(31.45)%	9.80%	10.36%	10.73%	12.02%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 22,021	$ 38,835	$ 42,149	$ 42,198	$ 56,345
Ratio of net operating expenses to
average net assets	1.52%	1.43%	1.52%	1.65%	1.73%
Ratio of net investment income (loss) to
average net assets	1.25%	0.63%	0.55%	0.15%	(0.01)%
Portfolio Turnover Rate	182%	66%	49%	71%	92%

	Large Cap Growth Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 17.27	$ 13.82	$ 14.34	$ 11.87	$ 12.75
Income (Loss) from Investment Operations:
Net investment income (loss)	0.04	(0.17)	(0.16)	(0.14)	(0.12)
Net realized and unrealized gain (loss)	(0.07)	3.62	(0.36)	2.61	(0.76)
Total from investment operations	(0.03)	3.45	(0.52)	2.47	(0.88)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-

Net Asset Value, End of Year	$ 17.24	$ 17.27	$ 13.82	$ 14.34	$ 11.87

Total Return*	(0.17)%	24.96%	(3.63)%	20.81%	(6.90)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 33,260	$ 35,895	$ 34,116	$ 37,560	$ 35,358
Ratio of net operating expenses to
average net assets	1.28%	1.53%	1.59%	1.74%	1.66%
Ratio of net investment income (loss) to
average net assets	0.20%	(1.07)%	(1.05)%	(1.04)%	(0.93)%
Portfolio Turnover Rate	167%	104%	125%	147%	129%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 10.42		$ 11.04	$ 12.96	$ 11.49	$ 10.40
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.03)		(0.04)	(0.11)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	(0.33)		1.93	0.04	2.95	1.17
Total from investment operations	(0.36)		1.89	(0.07)	2.85	1.09
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(0.78)		(2.51)	(1.85)	(1.38)	-
Total dividends and distributions	(0.78)		(2.51)	(1.85)	(1.38)	-

Net Asset Value, End of Year	$ 9.28		$ 10.42	$ 11.04	$ 12.96	$ 11.49

Total Return*	(3.59)%		19.19%	(0.62)%	25.46%	10.48%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 12,964		$ 11,571	$ 10,469	$ 8,622	$ 6,940
Ratio of net operating expenses to
average net assets (3)	1.41%	(2)	1.64%	2.00%	1.89%	1.85%
Ratio of net investment income (loss) to
average net assets	(0.30)%		(0.39)%	(0.94)%	(0.79)%	(0.65)%
Portfolio Turnover Rate	89%		78%	130%	75%	76%

	Small Cap Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 12.14		$ 13.05	$ 15.63	$ 13.02	$ 11.32
Income (Loss) from Investment Operations:
Net investment income (loss)	0.02		0.03	(0.07)	(0.10)	(0.05)
Net realized and unrealized gain (loss)	(0.32)		1.57	0.99	2.72	1.97
Total from investment operations	(0.30)		1.60	0.92	2.62	1.92
Dividends and Distributions:
Dividends from net investment income	(0.01)		-	-	-	-
Distributions from realized gains	(2.77)		(2.51)	(3.50)	(0.01)	(0.22)
Total dividends and distributions	(2.78)		(2.51)	(3.50)	(0.01)	(0.22)

Net Asset Value, End of Year	$ 9.06		$ 12.14	$ 13.05	$ 15.63	$ 13.02

Total Return*	(2.50)%		13.35%	6.99%	20.16%	17.08%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 11,124		$ 14,919	$ 16,175	$ 17,564	$ 22,532
Ratio of net operating expenses to
average net assets	1.69%		1.32%	1.85%	1.85%	1.61%
Ratio of net investment income (loss) to
average net assets	0.25%		0.27%	(0.53)%	(0.66)%	(0.40)%
Portfolio Turnover Rate	58%		42%	35%	17%	11%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.37% for the same period for the Mid Capitalization Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Cap Portfolio: 1.41% for the year ended August 31, 2008; 1.64% for the year ended August 31, 2007; 2.03% for the year ended August 31, 2006; 1.89% for the year ended August 31, 2005; and 1.85% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 14.73		$ 12.97	$ 10.62	$ 8.76	$ 7.24
Income (Loss) from Investment Operations:
Net investment income (loss)	0.14		0.13	0.04	0.06	-
Net realized and unrealized gain (loss)	(2.49)		1.66	2.37	1.80	1.52
Total from investment operations	(2.35)		1.79	2.41	1.86	1.52
Dividends and Distributions:
Dividends from net investment income	(0.16)		(0.03)	(0.06)	-	-
Distributions from realized gains	-		-	-	-	-
Total dividends and distributions	(0.16)		(0.03)	(0.06)	-	-

Net Asset Value, End of Year	$ 12.22		$ 14.73	$ 12.97	$ 10.62	$ 8.76

Total Return*	(16.16)%		13.82%	22.75%	21.23%	20.99%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 8,867		$ 14,108	$ 13,507	$ 10,364	$ 10,854
Ratio of net operating expenses to
average net assets (2)	1.94%		1.82%	1.91%	2.00%	2.30%
Ratio of net investment income (loss) to
average net assets	1.00%		0.92%	0.32%	0.63%	0.06%
Portfolio Turnover Rate	70%		83%	69%	74%	183%

	Health & Biotechnology Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 14.72		$ 13.40	$ 14.42	$ 12.53	$ 11.41
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.14)		(0.17)	(0.22)	(0.13)	(0.10)
Net realized and unrealized gain (loss)	(0.21)		1.49	(0.80)	2.02	1.22
Total from investment operations	(0.35)		1.32	(1.02)	1.89	1.12
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	-		-	-	-	-
Total dividends and distributions	-		-	-	-	-

Net Asset Value, End of Year	$ 14.37		$ 14.72	$ 13.40	$ 14.42	$ 12.53

Total Return*	(2.38)%		9.85%	(7.07)%	15.08%	9.82%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 8,199		$ 2,137	$ 2,250	$ 1,524	$ 956
Ratio of net operating expenses to
average net assets (4)	2.30%	(3)	2.13%	2.30%	2.30%	2.30%
Ratio of net investment income (loss) to
average net assets	(1.02)%		(1.15)%	(1.55)%	(0.99)%	(0.83)%
Portfolio Turnover Rate	15%		25%	16%	111%	65%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 1.94% for the year ended August 31, 2008; 1.82% for the year ended August 31, 2007; 1.91% for the year ended August 31, 2006; 2.00% for the year ended August 31, 2005; and 2.44% for the year ended August 31, 2004.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.83% for the same period for the Health & Biotechnology Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.30% for the year ended August 31, 2008; 2.13% for the year ended August 31, 2007; 2.38% for the year ended August 31, 2006; 2.45% for the year ended August 31, 2005; and 2.37% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 9.95		$ 7.47	$ 7.55	$ 5.73	$ 6.70
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.15)		(0.15)	(0.15)	(0.11)	(0.14)
Net realized and unrealized gain (loss)	(0.71)		2.63	0.07	1.93	(0.83)
Total from investment operations	(0.86)		2.48	(0.08)	1.82	(0.97)
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	-		-	-	-	-
Total dividends and distributions	-		-	-	-	-

Net Asset Value, End of Year	$ 9.09		$ 9.95	$ 7.47	$ 7.55	$ 5.73

Total Return*	(8.64)%		33.20%	(1.06)%	31.76%	(14.48)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 7,317		$ 3,915	$ 1,914	$ 1,440	$ 689
Ratio of net operating expenses to
average net assets (2)	2.30%		2.22%	2.30%	2.30%	2.30%
Ratio of net investment income (loss) to
average net assets	(1.57)%		(1.73)%	(1.87)%	(1.54)%	(2.06)%
Portfolio Turnover Rate	314%		163%	99%	70%	53%

	Energy & Basic Materials Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 34.71		$ 29.93	$ 27.43	$ 18.06	$ 14.55
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.39)		(0.40)	(0.33)	(0.25)	(0.15)
Net realized and unrealized gain (loss)	4.17		6.10	3.19	9.62	3.66
Total from investment operations	3.78		5.70	2.86	9.37	3.51
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(10.85)		(0.92)	(0.36)	-	-
Total dividends and distributions	(10.85)		(0.92)	(0.36)	-	-

Net Asset Value, End of Year	$ 27.64		$ 34.71	$ 29.93	$ 27.43	$ 18.06

Total Return*	10.71%		19.48%	10.44%	51.88%	24.12%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 3,931		$ 3,144	$ 3,632	$ 2,015	$ 1,729
Ratio of net operating expenses to
average net assets (4)	2.30%	(3)	2.30%	2.30%	2.30%	2.30%
Ratio of net investment income (loss) to
average net assets	(1.28)%		(1.27)%	(1.09)%	(1.15)%	(0.80)%
Portfolio Turnover Rate	139%		87%	34%	65%	88%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio:  2.39% for the year ended August 31, 2008; 2.22% for the year ended August 31, 2007; 2.73% for the year ended August 31, 2006; 2.75% for the year ended August 31, 2005; and 2.32% for the year ended August 31, 2004.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.21% for the same period for the Energy & Basic Materials Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 2.30% for the year ended August 31, 2008; 2.31% for the year ended August 31, 2007; 2.41%, for the year ended August 31, 2006; 2.93% for the year ended August 31, 2005; and 2.93% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 12.13		$ 13.50	$ 12.66	$ 11.69	$ 11.04
Income (Loss) from Investment Operations:
Net investment income (loss)	0.01		(0.07)	0.03	(0.11)	(0.11)
Net realized and unrealized gain (loss)	(2.41)		0.93	1.68	1.77	0.76
Total from investment operations	(2.40)		0.86	1.71	1.66	0.65
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(1.15)		(2.23)	(0.87)	(0.69)	-
Total dividends and distributions	(1.15)		(2.23)	(0.87)	(0.69)	-

Net Asset Value, End of Year	$ 8.58		$ 12.13	$ 13.50	$ 12.66	$ 11.69

Total Return*	(21.73)%		5.21%	13.74%	14.15%	5.89%
Ratios and Supplemental Data:
Net assets, end of year	$ 1,450,318		$ 1,520,005	$ 1,478,451	$ 1,022,409	$ 774,250
Ratio of net operating expenses to
average net assets (2)	2.30%		2.30%	2.30%	2.30%	2.30%
Ratio of net investment income (loss) to
average net assets	0.13%		(0.49)%	0.24%	(0.92)%	(0.87)%
Portfolio Turnover Rate	87%		92%	159%	150%	199%

	Investment Quality Bond Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 9.75		$ 9.68	$ 9.90	$ 10.17	$ 10.52
Income (Loss) from Investment Operations:
Net investment income (loss)	0.36		0.33	0.29	0.27	0.30
Net realized and unrealized gain (loss)	0.15		0.07	(0.16)	(0.09)	0.03
Total from investment operations	0.51		0.40	0.13	0.18	0.33
Dividends and Distributions:
Dividends from net investment income	(0.36)		(0.33)	(0.29)	(0.27)	(0.30)
Distributions from realized gains	-		-	(0.06)	(0.18)	(0.38)
Total dividends and distributions	(0.36)		(0.33)	(0.35)	(0.45)	(0.68)

Net Asset Value, End of Year	$ 9.90		$ 9.75	$ 9.68	$ 9.90	$ 10.17

Total Return*	5.30%		4.17%	1.31%	1.77%	3.37%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 13,350		$ 13,905	$ 13,835	$ 14,169	$ 17,449
Ratio of net operating expenses to
average net assets (4)	1.40%	(3)	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to
average net assets	3.66%		3.41%	2.98%	2.69%	2.97%
Portfolio Turnover Rate	39%		49%	35%	50%	33%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services Portfolio: 3.29% for the year ended August 31, 2008; 3.42% for the year ended August 31, 2007; 3.37% for the year ended August 31, 2006; 3.70% for the year ended August 31, 2005; and 3.13% for the year ended August 31, 2004.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.36% for the same period for the Investment Quality Bond Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 1.40% for the year ended August 31, 2008; 1.50% for the year ended August 31, 2007; 1.66% for the year ended August 31, 2006; 1.78% for the year ended August 31, 2005; and 1.81% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 9.99		$ 10.19	$ 10.41	$ 10.50	$ 10.31
Income (Loss) from Investment Operations:
Net investment income (loss)	0.32		0.32	0.32	0.31	0.34
Net realized and unrealized gain (loss)	0.00	**	(0.19)	(0.19)	(0.01)	0.25
Total from investment operations	0.32		0.13	0.13	0.30	0.59
Dividends and Distributions:
Dividends from net investment income	(0.32)		(0.32)	(0.32)	(0.31)	(0.34)
Distributions from realized gains	(0.06)		(0.01)	(0.03)	(0.08)	(0.06)
Total dividends and distributions	(0.38)		(0.33)	(0.35)	(0.39)	(0.40)

Net Asset Value, End of Year	$ 9.93		$ 9.99	$ 10.19	$ 10.41	$ 10.50

Total Return*	3.24%		1.33%	1.30%	2.98%	5.86%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 3,067		$ 4,173	$ 4,849	$ 6,038	$ 7,892
Ratio of net operating expenses to
average net assets (2)	1.40%		1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to
average net assets	3.16%		3.21%	3.16%	3.02%	3.24%
Portfolio Turnover Rate	3%		33%	19%	25%	29%

	U.S. Government Money Market Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.02		0.04	0.03	0.01	(0.00)	**
Net realized and unrealized gain (loss)	-		-	-	-	-
Total from investment operations	0.02		0.04	0.03	0.01	(0.00)	**
Dividends and Distributions:
Dividends from net investment income	(0.02)		(0.04)	(0.03)	(0.01)	-
Distributions from realized gains	-		-	-	-	(0.00)	**
Total dividends and distributions	(0.02)		(0.04)	(0.03)	(0.01)	(0.00)	**

Net Asset Value, End of Year	$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return*	2.07%		4.10%	3.31%	1.28%	0.04%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 26,601		$ 16,027	$ 17,339	$ 18,052	$ 22,247
Ratio of net operating expenses to
average net assets (3)	1.25%		1.25%	1.25%	1.25%	1.09%
Ratio of net investment income (loss) to
average net assets	1.93%		4.07%	3.28%	1.23%	0.00%
Portfolio Turnover Rate	N/A		N/A	N/A	N/A	N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 1.71% for the year ended August 31, 2008; 1.60% for the year ended August 31, 2007; 2.16% for the year ended August 31, 2006; 2.09% for the year ended August 31, 2005; and 1.90% for the year ended August 31, 2004.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.27% for the year ended August 31, 2008; 1.38% for the year ended August 31, 2007; 1.63% for the year ended August 31, 2006; 1.24% for the year ended August 31, 2005; and 1.74% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Saratoga Advantage Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments of the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, and U.S. Government Money Market Portfolio (each a series of the Saratoga Advantage Trust or the “Trust”), as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the twelve portfolios of the Saratoga Advantage Trust as of August 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 21, 2008

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses.    The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.   Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2008 through

August 31, 2008.

Actual Expenses:  The first table provides information about actual account values and actual expenses.  The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period.  Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account Value – 3/1/2008	Ending Account Value – 8/31/2008	Expense Paid 3/1/2008-8/31/2008*	Expense Ratio [Annualized]
Actual Expenses – Table 1:
Large Capitalization Value – Class I	$1,000.00	$838.30	$7.02	1.52%
Large Capitalization Value – Class A	1,000.00	836.50	8.86	1.92
Large Capitalization Value – Class B	1,000.00	833.90	11.89	2.58
Large Capitalization Value – Class C	1,000.00	833.80	11.62	2.52
Large Capitalization Growth – Class I	1,000.00	1,012.30	6.47	1.28
Large Capitalization Growth – Class A	1,000.00	883.50	8.00	1.69
Large Capitalization Growth – Class B	1,000.00	1,007.10	11.50	2.28
Large Capitalization Growth – Class C	1,000.00	1,006.40	11.50	2.28
Mid Capitalization – Class I	1,000.00	1,052.20	7.27	1.41
Mid Capitalization – Class A	1,000.00	1,049.20	9.43	1.83
Mid Capitalization – Class B	1,000.00	1,046.90	12.91	2.51
Mid Capitalization – Class C	1,000.00	1,047.00	12.55	2.44
Small Capitalization – Class I	1,000.00	1,094.20	8.90	1.69
Small Capitalization – Class A	1,000.00	990.10	10.46	2.09
Small Capitalization – Class B	1,000.00	1,088.00	14.33	2.73
Small Capitalization – Class C	1,000.00	1,087.50	14.12	2.69
International Equity – Class I	1,000.00	870.40	9.12	1.94
International Equity – Class A	1,000.00	823.40	10.59	2.31
International Equity – Class B	1,000.00	866.60	13.94	2.97
International Equity – Class C	1,000.00	866.20	13.74	2.93
Health & Biotechnology – Class I	1,000.00	1,031.60	11.75	2.30
Health & Biotechnology – Class A	1,000.00	1,029.20	13.77	2.70
Health & Biotechnology – Class B	1,000.00	1,023.10	16.78	3.30
Health & Biotechnology – Class C	1,000.00	1,026.20	16.81	3.30
Technology & Communications – Class I	1,000.00	1,011.10	11.63	2.30
Technology & Communications – Class A	1,000.00	1,006.80	13.62	2.70
Technology & Communications – Class B	1,000.00	994.00	16.54	3.30
Technology & Communications – Class C	1,000.00	1,003.60	16.62	3.30
Energy & Basic Materials – Class I	1,000.00	1,004.70	11.59	2.30
Energy & Basic Materials – Class A	1,000.00	1,003.00	13.59	2.70
Energy & Basic Materials – Class B	1,000.00	999.60	16.59	3.30
Energy & Basic Materials – Class C	1,000.00	1000.00	16.59	3.30
Financial Services – Class I	1,000.00	909.90	11.04	2.30
Financial Services – Class A	1,000.00	908.60	12.95	2.70
Financial Services – Class B	1,000.00	906.10	15.81	3.30
Financial Services – Class C	1,000.00	906.00	15.81	3.30
Investment Quality Bond – Class I	1,000.00	993.30	7.01	1.40
Investment Quality Bond – Class A	1,000.00	990.30	9.01	1.80
Investment Quality Bond – Class B	1,000.00	987.40	11.99	2.40
Investment Quality Bond – Class C	1,000.00	988.40	12.00	2.40
Municipal Bond – Class I	1,000.00	1,004.20	7.05	1.40
Municipal Bond – Class A	1,000.00	1,003.40	9.06	1.80
Municipal Bond – Class B	1,000.00	1,000.20	12.07	2.40
Municipal Bond – Class C	1,000.00	999.20	12.06	2.40
U.S. Government Money Market – Class I	1,000.00	1,005.20	6.30	1.25
U.S. Government Money Market – Class A	1,000.00	1,005.20	8.32	1.65
U.S. Government Money Market – Class B	1,000.00	1,005.20	11.34	2.25
U.S. Government Money Market – Class C	1,000.00	1,005.20	11.34	2.25

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes:  The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period.  This information may be used to compare the ongoing costs of investing in the fund and other mutual funds.  To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account Value – 3/1/2008	Ending Account Value – 8/31/2008	Expense Paid 3/1/2008-8/31/2008*	Expense Ratio [Annualized]
Hypothetical [5% Return Before Expenses] – Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,017.50	$7.71	1.52%
Large Capitalization Value – Class A	1,000.00	1,015.48	9.73	1.92
Large Capitalization Value – Class B	1,000.00	1,012.17	13.05	2.58
Large Capitalization Value – Class C	1,000.00	1,012.47	12.75	2.52
Large Capitalization Growth – Class I	1,000.00	1,018.70	6.50	1.28
Large Capitalization Growth – Class A	1,000.00	1,016.64	8.57	1.69
Large Capitalization Growth – Class B	1,000.00	1,013.67	11.54	2.28
Large Capitalization Growth – Class C	1,000.00	1,013.67	11.54	2.28
Mid Capitalization – Class I	1,000.00	1,018.05	7.15	1.41
Mid Capitalization – Class A	1,000.00	1,015.94	9.27	1.83
Mid Capitalization – Class B	1,000.00	1,012.52	12.70	2.51
Mid Capitalization – Class C	1,000.00	1,012.87	12.35	2.44
Small Capitalization – Class I	1,000.00	1,016.64	8.57	1.69
Small Capitalization – Class A	1,000.00	1,014.63	10.58	2.09
Small Capitalization – Class B	1,000.00	1,011.41	13.80	2.73
Small Capitalization – Class C	1,000.00	1,011.61	13.60	2.69
International Equity – Class I	1,000.00	1,015.38	9.83	1.94
International Equity – Class A	1,000.00	1,013.52	11.69	2.31
International Equity – Class B	1,000.00	1,010.21	15.01	2.97
International Equity – Class C	1,000.00	1,010.41	14.81	2.93
Health & Biotechnology – Class I	1,000.00	1,013.57	11.64	2.30
Health & Biotechnology – Class A	1,000.00	1,011.56	13.65	2.70
Health & Biotechnology – Class B	1,000.00	1,008.55	16.66	3.30
Health & Biotechnology – Class C	1,000.00	1,008.55	16.66	3.30
Technology & Communications – Class I	1,000.00	1,013.57	11.64	2.30
Technology & Communications – Class A	1,000.00	1,011.56	13.65	2.70
Technology & Communications – Class B	1,000.00	1,008.55	16.66	3.30
Technology & Communications – Class C	1,000.00	1,008.55	16.66	3.30
Energy & Basic Materials – Class I	1,000.00	1,013.57	11.64	2.30
Energy & Basic Materials – Class A	1,000.00	1,011.56	13.65	2.70
Energy & Basic Materials – Class B	1,000.00	1,008.55	16.66	3.30
Energy & Basic Materials – Class C	1,000.00	1,008.55	16.66	3.30
Financial Services – Class I	1,000.00	1,013.57	11.64	2.30
Financial Services – Class A	1,000.00	1,011.56	13.65	2.70
Financial Services – Class B	1,000.00	1,008.55	16.66	3.30
Financial Services – Class C	1,000.00	1,008.55	16.66	3.30
Investment Quality Bond – Class I	1,000.00	1,018.10	7.10	1.40
Investment Quality Bond – Class A	1,000.00	1,013.67	9.11	1.80
Investment Quality Bond – Class B	1,000.00	1,013.07	12.14	2.40
Investment Quality Bond – Class C	1,000.00	1,013.07	12.14	2.40
Municipal Bond – Class I	1,000.00	1,018.10	7.10	1.40
Municipal Bond – Class A	1,000.00	1,013.67	9.11	1.80
Municipal Bond – Class B	1,000.00	1,013.07	12.14	2.40
Municipal Bond – Class C	1,000.00	1,013.07	12.14	2.40
U.S. Government Money Market – Class I	1,000.00	1,018.85	6.34	1.25
U.S. Government Money Market – Class A	1,000.00	1,018.05	8.37	1.65
U.S. Government Money Market – Class B	1,000.00	1,013.83	11.39	2.25
U.S. Government Money Market – Class C	1,000.00	1,013.83	11.39	2.25

* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the days in reporting period).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board.  The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 53 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	President, CEO, & Chairman of the Board of Trustees **	Since 1994	Chairman, President & Chief Executive Officer of Saratoga Capital Management, LLC	12 Portfolios	Co-Chair, Business and Labor Coalition of New York

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 66 208 North Capital, 3rd Floor Lansing, MI 48933	Trustee	Since 1994	Member of the law & government relations firm of Kelly Cawthorne, PLLC	12 Portfolios	None
Udo Koopmann, 67 11500 Governor’s Drive Chapel Hill, NC 27517	Trustee	Since 1997	Retired	12 Portfolios	None
Floyd E. Seal, 59 122 Ethan Allen Drive Dahlonega, GA 30533	Trustee	Since 1997	Chief Executive Officer and 100% owner of TARAHILL, INC., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA	12 Portfolios	None
William B. Blundin, 70 138 East 65th Street New York, NY 10021	Trustee	Since 2003	Since 1997, Founder and Principal, Bransford Investment Partners (private asset management company)	12 Portfolios	Trustee of the Conestoga Funds; Director of the Higgins Company (privately owned mineral company); and Director of the DuNord Land Company (privately owned mineral company)
Stephen H. Hamrick, 56 One International Blvd. Mahwah, NJ 07485	Trustee	Since 2003

President, Lightstone Value Plus REIT (9/2007-Present) (Real Estate Investment Trust); President, Lightstone Securities LLC (7/2006-Present) (Broker-Dealer); Vice President, Lightstone Group (7/2006- present) (Real Estate Investments and Management); Chairman & President, Carey Financial Corp. (1994-2006) (Broker-Dealer); Managing Director, W.P. Carey & Co. (2001-2006) (Real Estate Investment Banking; ), Director, Orbitex Life Sciences & Biotechnology Fund, Inc. (2000-2003); Director, Orbitex Group of Funds (2000-2003)

				12 Portfolios	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 52 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President & Secretary**	Since 1994	Vice Chairman & Chief Investment Officer of Saratoga Capital Management, LLC	12 Portfolios	None
Mark S. Marrone, 39 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Treasurer & Chief Financial Officer	Since July 2003	Chief Financial Officer (2003 - Present), CCO (2005 – Present), and National Marketing Manager (2002-2003) of Saratoga Capital Management, LLC	12 Portfolios	None
Michael J. Wagner, 57 450 Wireless Blvd, Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006

President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – present); Senior Vice President of Northern Lights Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002).

				12 Portfolios	Director, Constellation Trust Company (2005- present).
Jonathan W. Ventimiglia, 25 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President & Assistant Secretary ***	Since January 2008	Marketing Associate (August 2005-Present) and Marketing Assistant (2001-July 2005) of Saratoga Capital Management, LLC	12 Portfolios	None

*     Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.   Officers of the Trust are elected annually.

**   Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

*** Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

MANAGEMENT AND ADVISORY AGREEMENT APPROVALS

Board Meeting of April 10 and 11, 2008

The Independent Trustees discussed the information received from the Manager respecting (i) the nature, quality and scope of services provided by the Manager and each Adviser to the Portfolios; (ii) the investment performance of the funds relative to comparable funds; (iii) the costs of services provided and estimated profits realized by the Manager; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the funds grow and whether fee levels appropriately reflect economies; and (vi) benefits realized by the Manager from its relationship with the Funds.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by the Manager.   The Trustees concluded that the nature and extent of the services provided by the Manager were necessary and appropriate for the conduct of the business and investment activities of the Trust.  The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the quality of the services provided by the Advisers to each Portfolio.  The Board concluded that the quality of services provided was satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio.  The conclusions of the Trustees were as follows:

Large Cap Value: The Trustees noted that the Portfolio, which has been advised by Oppenheimer Capital since September 1994, had (i) outperformed its peer group for the period September, 1994 (inception of the Portfolio) through March 31, 2002; (ii) substantially underperformed its peer group for the period April 1, 2002   through September 30, 2002 and (iii) from October 1, 2002 outperformed its peer group through February 28, 2007 and substantially underperformed its peer group from March 1, 2007 through February 29, 2008.    The Manager noted that the substantial underperformance for the period April 1, 2002 through September 30, 2002 was largely the result of holdings in certain companies that were adversely affected by corporate scandals and that the substantial underperformance from March 1, 2007 through February 29, 2008 was largely attributable to the Portfolio’s exposure to the financial services sector.  The Trustees understood the reasons for the underperformance during the periods noted and concluded that, overall, the performance of the Portfolio was satisfactory.

Large Cap Growth: The Trustees noted that since Loomis, Sayles & Company, L.P. (“Loomis Sayles”) had taken over as Adviser to the Portfolio in May 2005, the Portfolio had performed better than its peer group through February 29, 2008.  The Trustees concluded that the performance of the Portfolio was satisfactory.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Mid-Cap: The Trustees noted that effective April 17, 2006, Vaughan Nelson Investment Management LP became the new  Adviser to the Portfolio and that from May 1, 2006 through February 29, 2008 the Portfolio had outperformed its peer group.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Small Cap: The Trustees noted that since Fox Asset Management, LLC (“Fox”) had taken over as the Portfolio’s  Adviser (i.e., January, 2001), the Portfolio had performed better than its peer group through February 29, 2008.  The Trustees concluded that the performance of the Portfolio was satisfactory.

International Equity: The Trustees noted that the current Portfolio Adviser – Oppenheimer Capital, was appointed in July 2004.  Since that date through February 28, 2007, the Portfolio underperformed its index and from March 1, 2007 through February 29, 2008 it outperformed its index. The Trustees noted the  Manager’s view that the investment approach of the Adviser was well suited for a fund like the Portfolio which is utilized as part of an asset allocation program.  In light of the Manager’s views and the improvement in performance for the period March 1, 2007 through February 29, 2008, the Trustees concluded that the performance was acceptable.

Health & Biotechnology: The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd. was appointed in July 2005.  Since that date the Adviser has underperformed its peer group.  The Trustees noted the Manager’s view that the Portfolio is being managed in a manner that is well suited for a fund like the Portfolio, which is utilized as part of an asset allocation program.  In light of the Manager’s views and the relatively short time the Adviser has managed the Portfolio, the Trustees concluded that the performance was acceptable.

Technology & Communications: The Manager explained that Columbus Circle took over the Portfolio on  January 7, 2003 and fully repositioned the Portfolio by January 14, 2003.    The Manager further noted that from  January 14, 2003 through February 29, 2008, the Portfolio had outperformed its peer group.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Financial Services: The Trustees noted that since the appointment of Loomis Sayles as the new Adviser to the Portfolio in May 2005, the Portfolio had outperformed its peer group through February 29, 2008.  The Trustees determined that the performance of the Portfolio was satisfactory.

Energy & Basic Materials: The Trustees noted that effective April 17, 2007, Loomis Sayles was appointed as the new Adviser to the Portfolio.  The Trustees determined that it was too soon to meaningfully evaluate the Adviser’s performance.

Investment Quality Bond: The Trustees noted that the Portfolio had slightly underperformed its peer group for the period September 1, 1994 through February 29, 2008. The Manager stated that the investment approach of Fox was particularly well suited for a fund like the Portfolio, which is utilized as part of an asset allocation program.   In particular, the Manager noted that Fox is value oriented, has an emphasis on high quality and that capital preservation and risk control are important strategic elements.  The Trustees determined that, under the circumstances, the performance of the Portfolio was satisfactory.

Municipal Bond: The Trustees noted that since September 1, 1994 through February 29, 2008 the Portfolio had underperformed in relation to its peer group.  The Trustees noted, however, that the Portfolio was significantly smaller than most municipal funds and that, under the circumstances, the performance of the Portfolio was satisfactory.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

U.S. Government Money Market: The Trustees noted that since the appointment of Reich & Tang Asset Management, LLC as Adviser to the Portfolio in October of 2003 through February 29, 2008, the Portfolio had slightly underperformed its peer group.  The Trustees were of the view that given the relatively small size of the Portfolio, the Portfolio’s performance was satisfactory.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rates for the Large Cap Growth, Large Cap Value, Mid Cap, Small Cap and International Equity Portfolios were comparable to or lower than the average of comparable funds; and (ii) the fee rates for Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios were higher than the average of comparable funds.

The Trustees noted that the Saratoga Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact on the Manager’s costs and profitability of the relatively small sizes of the Portfolios.  The Trustees also noted that the Manager has, since 1999, agreed to cap expenses of the Portfolios at specified levels and evaluated the impact of these expense caps on the net fees received by the Manager.  The Trustees concluded, based on the foregoing, that the management fee rate was not excessive relative to comparable funds.

Economies of Scale

The Trustees determined that at their current sizes, the Portfolios do not enjoy the benefits of economies of scale.

Profitability of Manager

The Trustees reviewed the profitability data that had been provided by the Manager.  The Trustees noted that the provision of services under the Management Agreement had resulted in a loss to the Manager.  The Trustees considered the financial viability of the Manager and its ability to continue to provide high quality services and concluded that the Manager continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by the Manager and the Advisers from their relationship with the Trust.  They noted, in this regard, that certain of the Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services.  The Trustees noted that the amount of soft dollars was small and that research services obtained by the Advisers may enhance the ability of the Advisers to provide quality services to the Portfolios.  The Trustees noted that the Manager receives licensing fees from third parties for the use of the Saratoga asset allocation program.

Conclusion

Based on the foregoing, the Independent Trustees determined that continuation of the Management Agreement and the Advisory Agreement for each of the Portfolios was in the best interests of the Portfolios and the shareholders.

THE SARATOGA

ADVANTAGE TRUST

Privacy Policy for the Saratoga Advantage Trust

The Saratoga Advantage Trust (“Saratoga”) respects your right to privacy.   We also know that you expect us to conduct and process your business in an accurate and efficient manner.   To do so, we must collect and maintain certain non-public personal information about you.   This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates or third parties.  We do not disclose any non-public personal information about you or any of our former customers to anyone, except as permitted by law.   Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the non-public personal information we collect to companies that perform services on our behalf, such as Saratoga’s transfer agent, or printers and mailers that assist us in the distribution of investor materials.   These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose.   To protect your non-public personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your non-public personal information.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the period ended June 30, 2008 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Advisor

FY 08/31/08

$112,000.00

$3,000.00

FY 08/31/07

$118,000.00

$3,000.00

FY 08/31/06

$153,000.00

$6,000.00

(b)

Audit-Related Fees

Registrant

Advisor

FYE 08/31/08

$0.00

$0.00

FYE 08/31/07

$0.00

$0.00

FYE 08/31/06

$0.00

$0.00

(c)

Tax Fees

Registrant

Advisor

FYE 08/31/08

$24,000.00

$2,000.00

FYE 08/31/07

$24,000.00

$2,000.00

FYE 08/31/06

$24,000.00

$4,000.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 08/31/08

$0.00

$0.00

FYE 08/31/07

$0.00

$0.00

FYE 08/31/06

$0.00

$0.00

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 08/31/2008

$24,000.00

$2,000.00

FYE 08/31/2007

$24,000.00

$2,000.00

FYE 08/31/2006

$24,000.00

$4,000.00

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Saratoga Advantage Trust

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

11/07/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Mark S. Marrone

Mark S. Marrone, Treasurer and Chief Financial Officer

Date

11/07/08

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

11/07/08

* Print the name and title of each signing officer under his or her signature.